UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
GOODRX HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders

June 6, 2024 2:00 p.m. (Pacific Time)

GOODRX HOLDINGS, INC. 2701 OLYMPIC BOULEVARD, WEST BUILDING – SUITE 200, SANTA MONICA, CA 90404
April 25, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders ("Annual Meeting") of GoodRx Holdings, Inc.
(the “Company”) to be held on Thursday, June 6, 2024 at 2:00 p.m., Pacific Time. Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/
GDRX2024. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location and we expect will lead to increased attendance, improved communications and cost savings for our stockholders and the
Company, and is a more environmentally friendly format.
The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the
Annual Meeting are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual
Meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy
Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
Trevor Bezdek
Chairman of the Board

Notice of Annual Meeting of Stockholders To be Held on Thursday, June 6, 2024

GOODRX HOLDINGS, INC. 2701 OLYMPIC BOULEVARD, WEST BUILDING – SUITE 200, SANTA MONICA, CA 90404
The Annual Meeting of Stockholders (the “Annual Meeting”) of GoodRx Holdings, Inc., a Delaware corporation (the
“Company”), will be held at 2:00 p.m., Pacific Time, on Thursday, June 6, 2024. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GDRX2024. The Annual Meeting is called for the following purposes:

To elect Douglas Hirsch, Kelly J. Kennedy and Agnes Rey-Giraud as Class I Directors to serve until the 2027
Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our outstanding shares of capital stock, composed of Class A common stock and Class B common stock, at the close of business on April 8, 2024, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to legal@goodrx.com, stating the purpose of the request and providing proof of ownership of Company stock. This list of stockholders will also be available on the bottom panel of your screen during the Annual Meeting after entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank, broker or other nominee. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
Gracye Cheng
Secretary
Santa Monica, California
April 25, 2024

PROXY STATEMENT

GOODRX HOLDINGS, INC. 2701 OLYMPIC BOULEVARD, WEST BUILDING – SUITE 200, SANTA MONICA, CA 90404
This proxy statement is furnished in connection with the solicitation by the Board of Directors of GoodRx Holdings, Inc. of
proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 6, 2024 (the “Annual Meeting”), at
2:00 p.m., Pacific Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GDRX2024 and entering your
16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of capital stock, composed of Class A common stock and Class B common stock
(collectively, “Common Stock”), at the close of business on April 8, 2024 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. Each share of our Class A common stock entitles its holder to one vote per share on all matters presented to our stockholders generally, and each share of Class B common stock entitles its holder to ten votes per share on all matters presented to our stockholders generally. At the close of business on the Record Date, there were 94,112,823 shares of Class A common stock and 280,869,320 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 3.2% and
96.8% of the voting power of our Common Stock, respectively.
This proxy statement, including the enclosed form of proxy, and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) will be released on or about April 26, 2024 to our stockholders on the Record Date.
In this proxy statement, “we,” “us,” “our,” the “Company” and “GoodRx” refer to GoodRx Holdings, Inc., and, unless otherwise stated, all of its subsidiaries.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 6, 2024
This proxy statement and our 2023 Annual Report are available at http://www.proxyvote.com/

PROPOSALS
At the Annual Meeting, our stockholders will be asked:

To elect Douglas Hirsch, Kelly J. Kennedy and Agnes Rey-Giraud as Class I Directors to serve until the 2027
Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

To approve, on an advisory (non-binding) basis, the compensation of our named executive officers; and

To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting and you have properly submitted a proxy, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

FOR the election of Douglas Hirsch, Kelly J. Kennedy and Agnes Rey-Giraud as Class I Directors;

FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because GoodRx’s
Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, GoodRx is making this proxy statement and its 2023 Annual Report available to its stockholders electronically via the Internet. On or about April 26, 2024, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2023 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2023
Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us and intermediaries (e.g., brokers) to deliver a single copy of the Internet Notice and, if applicable, a single set of proxy materials, in each case, addressed to all applicable stockholders, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one copy of the Internet Notice and, if applicable, one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at a shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1
866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge Financial Solutions, Inc. at the above phone number or address.
Intermediaries with accountholders who are our stockholders may also be “householding” our proxy materials. Such stockholders may contact their bank, broker or other nominee to request information about householding.

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING OF STOCKHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is April 8, 2024. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our Class A common stock entitles its holders to one vote per share and each share of our Class B common stock entitles its holders to ten votes per share on all matters presented to our stockholders at the Annual Meeting. Holders of Class A common stock and holders of Class B common stock vote together as a single class on any matter (including the election of directors) that is submitted to a vote of our stockholders, unless otherwise required by law or our amended and restated
certificate of incorporation. At the close of business on the Record Date, there were 94,112,823 shares of Class A common stock and 280,869,320 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting, representing approximately 3.2% and 96.8% of the voting power of our Common Stock, respectively.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank, broker or nominee on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of those shares held in street name. If your shares are held in street name, our proxy materials are being provided to you by your bank, brokerage firm or other nominee, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares, and such nominee is required to vote your shares in accordance with your instructions. If you haven’t received a 16-
digit control number, you should contact your bank, broker or other nominee to obtain your control number or otherwise vote through such nominee.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically or by proxy, of the holders of a majority in voting power of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND AND VOTE AT THE 2024 ANNUAL MEETING OF STOCKHOLDERS?
You may attend and vote at the Annual Meeting only if you are a GoodRx stockholder who is entitled to vote at the Annual
Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website:
www.virtualshareholdermeeting.com/GDRX2024. You will also be able to vote your shares electronically at the Annual
Meeting.
To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 2:00 p.m.,
Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:45 p.m., Pacific
Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank, broker or other nominee, instructions should also be provided on the voting instruction card provided by such nominee. If you lose your 16-
digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.

WHY A VIRTUAL MEETING?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for us and our stockholders. We believe the virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be available on the Annual Meeting website.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, the person presiding over the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks, brokers or other nominees. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?
We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting and vote electronically during the Annual Meeting. If you are a stockholder of record, there are three ways to vote by proxy:
•by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet
Notice or proxy card;
•by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
•by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m.,
Eastern Time, on June 5, 2024. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/
GDRX2024 and entering the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 2:00 p.m., Pacific Time, on Thursday,
June 6, 2024.
If your shares are held in street name through a bank, broker or other nominee, you will receive instructions on how to vote from such nominee. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks, brokers or other nominees. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshare
holdermeeting.com/GDRX2024 and enter the 16-digit control number included in the voting instruction card provided to you by your bank, brokerage firm or other nominee. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank, brokerage firm or other nominee’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank, brokerage firm or other nominee.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of GoodRx prior to the Annual Meeting; or
•by voting electronically at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual
Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically during the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee, or you may vote electronically during the Annual Meeting.

WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you are a stockholder of record and you properly submit a proxy but do not indicate any voting instructions, the proxy holders named on the Company’s proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with any voting instructions, then such organization that holds your shares may generally vote your shares in their discretion on “routine” matters, but cannot vote your shares on “non-routine” matters. Proposal 2 (ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm) is considered a “routine”
matter. All other proposals to be voted on at the Annual Meeting are considered “non-routine.” Accordingly, if you hold your shares in street name and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote on Proposal 2 at the Annual Meeting, but will not be permitted to vote your shares on any of the other proposals at the
Annual Meeting. See below under “What are broker non-votes and do they count for determining a quorum?” for additional information.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting and you have properly submitted a proxy, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
Proposal 3: Approval, on an advisory (non- binding) basis, of the compensation of our named executive officers	The majority of the votes cast.	Abstentions and broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the two other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum.
Votes withheld have no effect on the election of directors and abstentions will have no effect on the ratification of the appointment of PricewaterhouseCoopers LLP or the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2)
lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?
In connection with the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters, for up to 15 minutes after the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2024
Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last periodic report filed with the SEC;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two-question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the
Annual Meeting or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2024 Annual Meeting of Stockholders?”

PROPOSALS TO BE VOTED ON

PROPOSAL 1: Election of Directors
At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2027 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
The size of our Board is currently fixed at ten (10) members, with eight (8) directors presently serving and two (2) vacancies.
Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2027 Annual Meeting of Stockholders; Class II, whose term will expire at the 2025
Annual Meeting of Stockholders; and Class III, whose term will expire at the 2026 Annual Meeting of Stockholders. The current Class I Directors are Douglas Hirsch, Kelly J. Kennedy and Agnes Rey-Giraud; the current Class II Directors are
Christopher Adams and Trevor Bezdek; and the current Class III Directors are Julie Bradley, Dipanjan Deb and Gregory
Mondre. There is currently one vacancy in Class II and one vacancy in Class III. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
In connection with the initial public offering (“IPO”) of our Class A common stock in September 2020, we entered into a
Stockholders Agreement (the “Stockholders Agreement”) between the Company and certain stockholders of the Company, including the Silver Lake Stockholders (as defined below), the Francisco Partners Stockholders (as defined below), the
Spectrum Stockholders (as defined below), and the Idea Men Stockholders (as defined below). Pursuant to the Stockholders
Agreement, Douglas Hirsch has been designated by the Idea Men Stockholders as a Class I Director and  Agnes Rey-
Giraud has been designated by the Silver Lake Stockholders as a Class I director. Kelly J. Kennedy has also been designated for appointment to the Board as a Class I director and an Independent Director Designee (as defined below)
pursuant to the Stockholder Agreement. Ms. Kennedy joined our Board in December 2023 and was initially identified as a director candidate by one of our non-management directors at that time. As a result of the Stockholders Agreement and the aggregate voting power of the parties to the agreement, we expect that the Sponsor Stockholders (as defined below), acting in conjunction, will control the election of our directors. For more information, see “Corporate Governance—Stockholders
Agreement.”
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of
Common Stock represented by the proxy for the election as Class I Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size, subject to the terms of the Stockholders Agreement. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

☑	The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.

NOMINEES FOR CLASS I DIRECTORS (CURRENT TERMS TO EXPIRE AT THE ANNUAL MEETING)
The nominees for election to the Board as Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with GoodRx
Douglas Hirsch	53	2011	Chief Mission Officer and Director
Kelly J. Kennedy	55	2023	Director
Agnes Rey-Giraud	59	2016	Director
The principal occupations and business experience, for at least the past five years, of each of the Class I Director nominees are as follows:

DOUGLAS HIRSCH	Age 53
Douglas Hirsch is one of our co-founders and has served as our Chief Mission Officer since April 2023 and as a member of our Board since our founding in September 2011. Previously, Mr. Hirsch was a Chief Executive Officer of the Company from
September 2011 to April 2023. Prior to our founding, Mr. Hirsch served as Chief Executive Officer at DailyStrength, Inc., a provider of healthcare-focused online support groups, from March 2005 to November 2008, and previously held senior roles at Facebook, Inc. and Yahoo! Inc. Mr. Hirsch holds a B.A. in Political Science from Tufts University. We believe Mr. Hirsch is qualified to serve on our Board because of the historical knowledge, operational expertise, leadership and continuity that he brings to our Board as our co-founder.

KELLY J. KENNEDY	Age 55
Kelly J. Kennedy has served as a member of our Board since December 2023. Since November 2023, Ms. Kennedy has served as the Chief Financial Officer for Willow Innovations, Inc., a women's health technology company that develops and markets breastfeeding and wearable pumping products. She previously served as Executive Vice President, Chief Financial
Officer of the Honest Company, Inc., a personal care company (the "Honest Company"), from January 2021 to September
2023. Prior to joining the Honest Company, Ms. Kennedy served as Chief Financial Officer of The Bartell Drug Company, a
family-owned pharmacy chain, from  September 2018 until its sale to Rite Aid in December 2020. Prior to that, Ms. Kennedy served as the Chief Financial Officer of Sur La Table, Inc. from June 2015 to September 2018, as the Chief Financial Officer
of See’s Candies from January 2014 to June 2015 and as the Chief Financial Officer and Treasurer of Annie’s Inc. from
August 2011 to November 2013. Ms. Kennedy has also served in various senior financial roles at Revolution Foods, Inc.,
Established Brands, Inc., Serena & Lily Inc., Forklift Brands, Inc., Elephant Pharm, Inc., Williams-Sonoma, Inc. and Dreyer’s
Grand Ice Cream Holdings, Inc. Currently, Ms. Kennedy serves on the board of directors of Vital Farms, Inc., since
December 2019, where she is the chair of its audit committee and a member of its compensation committee. Ms. Kennedy also currently serves on the board of directors of several private companies, including  FirstFruits Farms LLC, since
December 2019, RAD Power Bikes, Inc., since July 2021, and Skinny Mixes LLC, since July 2023. Previously, Ms. Kennedy served on the board of directors of the private company, Sur La Table, Inc., from September 2018 to November 2020. Ms.
Kennedy received her M.B.A. from Harvard Business School and her B.A. in Economics from Middlebury College. We believe that Ms. Kennedy is qualified to serve on our Board because of her expertise in overseeing risk assessment management and financial reporting and her extensive experience with leading retail and consumer brands. As described above, Ms. Kennedy served as a director of Sur La Table, where she also served as Chief Financial Officer from June 2015 to September 2018. Sur La Table filed a voluntary petition for bankruptcy on July 8, 2020.

AGNES REY-GIRAUD	Age 59
Agnes Rey-Giraud has served as a member of our Board since June 2016. Ms. Rey-Giraud is the Founder and Chairman of
Acera Surgical Inc., a bioscience company, where she served as the Chief Executive Officer from its founding in January
2013 until May 2022. Ms. Rey-Giraud previously served in multiple executive roles of increasing responsibility, including
Executive Vice President and the President of International Operations, at Express Scripts Holding Company, a pharmacy benefit management ("PBM") organization. Ms. Rey-Giraud has served on the board of directors of UpHealth, Inc. since
June 2021, where she is a member of its audit committee and nominating and governance committee. Ms. Rey-Giraud also serves on the board of directors for several private companies. Ms. Rey-Giraud holds a B.S. and M.S. in Mechanical
Engineering from Ecole Nationale d’Ingenieurs de Saint Etienne (ENISE), France, an MMa in Operations Management from
Ecole de Management de Lyon (EM Lyon), France and an M.B.A. from the University of Chicago. We believe Ms. Rey-
Giraud is qualified to serve on our Board because of her experience and expertise in the PBM industry gained as an executive of a large publicly traded company in that industry and her experience serving on the board of directors of several companies.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)
The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Positions with GoodRx
Christopher Adams	44	2015	Director
Trevor Bezdek	46	2011	Chairman of the Board
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

CHRISTOPHER ADAMS	Age 44
Christopher Adams has served as a member of our Board since October 2015. Mr. Adams is a Partner at Francisco Partners
Management, L.P. (“Francisco Partners”), a global investment firm that specializes in partnering with technology and technology-enabled businesses, where he has served since August 2008. Prior to this, Mr. Adams was an associate at
American Securities Capital Partners, a private equity firm, and a management consultant at Bain & Company, Inc. Mr.
Adams also serves on the board of directors of several private companies. Mr. Adams holds a B.S. in Computer Engineering from the Georgia Institute of Technology and an M.B.A. from the Stanford Graduate School of Business. We believe that Mr.
Adams is qualified to serve as a member of our Board because of his extensive experience in analyzing, investing in, and serving on the board of directors of several healthcare and technology companies from working in the private equity industry.

TREVOR BEZDEK	Age 46
Trevor Bezdek is one of our co-founders and has served as a member of our Board since our founding in September 2011.
Mr. Bezdek was appointed as Chairman of the Board in April 2023. Previously, Mr. Bezdek was a Co-Chief Executive Officer
and the Secretary of the Company from January 2015 to April 2023. Prior to that, Mr. Bezdek served as Managing Partner at
Tryarc, LLC, an information technology consulting firm, from 2001 to 2007, and co-founded Biowire, a bioinformatics software provider and community for biologists and scientists. Mr. Bezdek holds a B.S. in Biological Sciences from Stanford
University. We believe Mr. Bezdek is qualified to serve as a member of our Board because of his extensive experience in the healthcare, prescription medication and technology industries, in addition to the continuity he brings as one of our co-
founders.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2026 ANNUAL MEETING)
The current members of the Board who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with GoodRx
Julie Bradley	55	2020	Director
Dipanjan Deb	54	2015	Director
Gregory Mondre	49	2018	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

JULIE BRADLEY	Age 55
Julie Bradley has served as a member of our Board since August 2020. Since July 2022, Ms. Bradley has served as the
Chief Executive Officer and Chair of the Board of RegimenMD, Inc., an online skincare marketplace. She previously served as Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer of TripAdvisor, Inc., a public company that operates an online travel planning website and mobile app, from October 2011 to November 2015. Currently,
Ms. Bradley serves on the board of directors of ContextLogic Inc., since October 2020, and First Watch Restaurant Group,
Inc., since January 2020, in each case, where she is the chair of their respective audit committee. She also currently serves on the board of directors of the private company, BitSight Technologies, Inc., since March 2022, where she is a member of its audit committee. Ms. Bradley previously served on the board of directors of other publicly traded companies, including
Wayfair Inc. from September 2012 to May 2021, where she was the chair of its audit committee and a member of its nominating and corporate governance committee, Highland Transcend Partners I Corp. from December 2020 to December
2022, where she served as the chair of its compensation committee, and Blue Apron Holdings, Inc. from November 2015 to
October 2020, where she served on its audit committee and compensation committee. Ms. Bradley received a B.A. in
Economics from Wheaton College. We believe Ms. Bradley is qualified to serve on our Board due to her financial expertise and experience serving on the board of directors of numerous technology-based companies.

DIPANJAN DEB	Age 54
Dipanjan Deb has served as a member of our Board since October 2015. Mr. Deb is a co-founder of Francisco Partners, a global investment firm that specializes in partnering with technology and technology-enabled businesses, and has served as the Managing Partner and Chief Executive Officer of Francisco Partners since September 2005. Mr. Deb has also served as a Partner of Francisco Partners since its founding in August 1999. Prior to founding Francisco Partners, Mr. Deb was a principal at TPG Capital, a private equity firm, a Director of Semiconductor Banking at Robertson, Stephens & Company and
a management consultant at McKinsey & Company, Inc. Mr. Deb has served on the board of directors of numerous public companies, including, most recently, LegalZoom.com, Inc. from August 2018 to June 2023, and currently serves on the board of directors of several private companies. Mr. Deb holds a B.S. in Electrical Engineering and Computer Science from the University of California, Berkeley and an M.B.A. from the Stanford Graduate School of Business. We believe that Mr.
Deb is qualified to serve as a member of our Board because of his experience in the private equity and venture capital industries analyzing, investing in and serving on the boards of directors of manufacturing and technology companies.

GREGORY MONDRE	Age 49
Gregory Mondre has served as a member of our Board since October 2018. Mr. Mondre is Co-Chief Executive Officer and
Managing Partner at Silver Lake, a global technology investment firm. He joined Silver Lake in 1999 and most recently served as a Managing Partner and Managing Director of the firm from January 2013 to December 2019. Mr. Mondre currently serves on the board of directors of Motorola Solutions, Inc., a position he has held since August 2015 and where he also serves on its governance and nominating committee. He previously served as a director of Expedia Group, Inc. from
May 2020 to October 2021 and of GoDaddy Inc. ("GoDaddy") from May 2014 to February 2020. Mr. Mondre holds a B.S.
degree in Economics from the Wharton School of the University of Pennsylvania. We believe Mr. Mondre is qualified to serve on our Board because of his significant experience in private equity investing and expertise in technology and technology-enabled industries.
We believe that all of our current Board members and nominees for Class I directors possess the professional and personal qualifications necessary for Board service and have highlighted particularly noteworthy attributes for each Board member and nominee in the individual biographies above.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. As a result, this is a non-binding vote.
PricewaterhouseCoopers LLP has continually served as our independent registered public accounting firm since 2018.
Neither PricewaterhouseCoopers LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.
In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2025. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of GoodRx.

VOTE REQUIRED
This proposal requires the approval of the majority of the votes cast. Abstentions will have no effect on the proposal.
Because brokers have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

☑	The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended December 31,
2023 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the
PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit
Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on
Form 10-K for the fiscal year ended December 31, 2023.
Julie Bradley (Chair)
Agnes Rey-Giraud
Kelly J. Kennedy
This Audit Committee report does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the
Securities Exchange Act of 1934, as amended (the “Exchange Act”), notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent we incorporate such report by specific reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
Set forth below are the fees of our independent registered public accounting firm, PricewaterhouseCoopers LLP, billed to us for the fiscal years ended December 31, 2023 and 2022 (in thousands):

Fee Category	Fiscal 2023	Fiscal 2022
Audit Fees	$2,545	$2,707
Audit-Related Fees	$—	$—
Tax Fees	$—	$15
All Other Fees	$1	$1
Total Fees	$2,546	$2,723

AUDIT FEES
Audit fees consist of fees for the audit of our consolidated financial statements and the audit of the effectiveness of internal control over financial reporting, the review of the unaudited interim financial statements included in our quarterly reports on
Form 10-Q and other professional services provided in connection with regulatory filings or engagements.

AUDIT-RELATED FEES
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” There were no audit-related fees during the years ended December 31, 2023 or 2022.

TAX FEES
Tax fees are comprised of fees for a variety of permissible services relating to tax compliance, tax studies, and tax advice.

ALL OTHER FEES
All Other Fees relate to license fees for disclosure checklist software.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-
Approval Policy generally provides that we will not engage an independent auditor to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-
approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy
(“general pre-approval”). Unless a type of service to be provided by the independent auditor has received general pre-
approval by the Audit Committee, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding
10% of pre-approved fee levels or budgeted amounts also require specific pre-approval.
For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
In connection with the Pre-Approval Policy, the Audit Committee will periodically review and pre-approve any services (and related fee levels or budgeted amounts) that may be provided by the independent auditor without first obtaining specific preapproval from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. All services to the Company provided by PricewaterhouseCoopers LLP in 2023 and 2022 were approved in accordance with the Pre-Approval Policy.

PROPOSAL 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21 under the
Exchange Act and as required pursuant to Section 14A of the Exchange Act, the Company requests that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers as described in the section titled “Executive Compensation” in this proxy statement, including the “Compensation Discussion and Analysis” section, the compensation tables and the accompanying narrative disclosure contained therein.
As described in detail under the heading “Executive Compensation—Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read the aforementioned section beginning on page 25 of this proxy statement for additional details about our executive compensation programs. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, provides our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices for named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following advisory resolution at the Annual
Meeting:
"RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders
pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation
Discussion and Analysis, the compensation tables and narrative discussion."
The say-on-pay vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee.
However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding our executive compensation programs. The Board values constructive dialogue on executive compensation and other significant governance topics with the Company's stockholders and encourages all stockholders to vote their shares on this important matter.
FREQUENCY OF SAY-ON-PAY VOTE
At our 2022 Annual Meeting of Stockholders, held on June 14, 2022, our stockholders recommended an annual say-on-pay vote, and our Board of Directors subsequently adopted that recommendation. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2025 Annual Meeting of
Stockholders.

VOTE REQUIRED
This proposal requires the approval of the majority of the votes cast. Abstentions and broker non-votes are not considered to be votes cast and accordingly, will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

☑	The Board of Directors unanimously recommends a vote FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Scott Wagner [1]	53	Interim Chief Executive Officer
Douglas Hirsch [2]	53	Chief Mission Officer and Director
Trevor Bezdek [3]	46	Chairman of the Board
Karsten Voermann [4]	54	Chief Financial Officer
Romin Nabiey [5]	37	Chief Accounting Officer
_________________________________
(1)Scott Wagner has served as our Interim Chief Executive Officer since April 2023. Previously, Mr. Wagner was an investor and advisor to technology companies. From July 2012 to September 2019, Mr. Wagner served in various leadership roles at GoDaddy, a leading internet domain registrar and web hosting company, including as Chief Executive Officer from 2017 to 2019, as President, Chief Financial Officer and Chief Operating Officer from
2013 to 2017, and as Interim Chief Executive Officer from 2012 to 2013. During Mr. Wagner’s tenure, Mr. Wagner oversaw GoDaddy’s operational transformation from a leading domain name registrar in the United States into a global software-as-a-service company. Prior to GoDaddy, Mr. Wagner served as a Partner at KKR & Co. Inc., a global investment company, where he worked from 2000 to 2012 as one of the leads of KKR’s Capstone team. Mr. Wagner has served on the board of directors of public companies DoubleVerify Holdings, Inc. since October 2021 and Bill Holdings, Inc.
since September 2021. Mr. Wagner previously served on the board of directors of GoDaddy from December 2017 to September 2019. Mr. Wagner also serves on the board of directors of private companies GoFundMe, Inc. and Kajabi, LLC. Mr. Wagner holds a B.A. degree in Economics from Yale
University and an M.B.A. degree from Harvard Business School.
(2)See biography on page 8 of this proxy statement.
(3)See biography on page 9 of this proxy statement.
(4)Karsten Voermann has served as our Chief Financial Officer since March 2020 and has over 20 years of financial experience with public and private companies. From May 2018 to February 2020, Mr. Voermann served as Chief Financial Officer of Mercer Global Advisors, Inc., an investment advisory services firm, and from July 2015 to May 2018, Mr. Voermann served as Chief Financial Officer of Ibotta, Inc., an app-based provider of consumer discounts on consumer packaged goods and other items. Mr. Voermann holds an H.B.A. in Business from the University of Western Ontario and an
M.B.A. from Harvard Business School.
(5)Romin Nabiey has served as our Chief Accounting Officer since April 2022. From May 2017 to April 2022, Mr. Nabiey served in various controllership roles at the Company, including as our Senior Vice President, Corporate Controller from September 2020 to April 2022, Vice President, Finance &
Corporate Controller from January 2019 to September 2020, and Controller from May 2017 to December 2019. Prior to joining the Company, Mr.
Nabiey served in management-level accounting and finance roles at Doctor Evidence, LLC and NantWorks, LLC, a pharmaceutical technology company and a private equity firm in the life science industry, respectively. Prior to those roles, Mr. Nabiey worked as an auditor at Ernst & Young. Mr.
Nabiey is a licensed CPA and holds a B.A. in Accounting and a B.A. in Finance from California State University, Fullerton.

CORPORATE GOVERNANCE

GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and written charters for our Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee and Compliance
Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of GoodRx. You can access our current committee charters, our Corporate Governance Guidelines and our Code of
Business Conduct and Ethics in the “Governance” section of the “Investors” page of our website located at www.goodrx.com, or by writing to our offices at 2701 Olympic Boulevard, West Building - Suite 200, Santa Monica, California 90404.

BOARD COMPOSITION
The size of our Board is currently fixed at ten (10) members, with eight (8) directors presently serving and two (2) vacancies consisting of a Class II directorship and a Class III directorship. Our current directors are: Christopher Adams, Trevor
Bezdek, Julie Bradley, Dipanjan Deb, Douglas Hirsch, Kelly J. Kennedy, Gregory Mondre and Agnes Rey-Giraud. The
following changes to our Board's composition occurred since the beginning of 2023:
•Jacqueline Kosecoff resigned, effective June 30, 2023;
•Kelly J. Kennedy was appointed, effective December 21, 2023;
•Stephen LeSieur resigned, effective March 14, 2024; and
•Adam Karol resigned, effective March 22, 2024.
Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following such election and until such successor’s subsequent successor is duly elected and qualified or until such successor’s death, resignation, disqualification or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.

BOARD DIVERSITY MATRIX
Board Diversity Matrix (As of April 25, 2024)

Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—

STOCKHOLDERS AGREEMENT
In connection with our IPO, we entered into the Stockholders Agreement with SLP Geology Aggregator, L.P. (with certain affiliate stockholders, the “Silver Lake Stockholders”), Francisco Partners IV, L.P. and Francisco Partners IV-A, L.P.
(collectively with certain affiliate stockholders, the “Francisco Partners Stockholders”), Spectrum Equity VII, L.P., Spectrum
VII Investment Managers’ Fund, L.P. and Spectrum VII Co-Investment Fund, L.P. (collectively with certain affiliate stockholders, the “Spectrum Stockholders”), and Idea Men, LLC (the “Idea Men Stockholders,” and, together with the Silver
Lake Stockholders, the Francisco Partners Stockholders and the Spectrum Equity Stockholders, the “Sponsor
Stockholders”), pursuant to which we granted each Sponsor Stockholder certain board designation rights subject to such

Sponsor Stockholder’s ownership of specified percentages of our Common Stock outstanding immediately following the closing of our IPO and related private placement on September 25, 2020 (the “Closing Date”).
The Stockholders Agreement requires us to, among other things, nominate a number of individuals for election as our directors at any applicable meeting of our stockholders as may be designated by each of the Silver Lake Stockholders (each such designated individual, a “Silver Lake Designee”), the Francisco Partners Stockholders (each such designated individual, a “Francisco Partners Designee”), the Spectrum Stockholders (each such designated individual, a “Spectrum
Designee”) and the Idea Men Stockholders (each such designated individual, an “Idea Men Designee,” and, together with the Silver Lake Designees, Francisco Partners Designees and Spectrum Designee, the “Stockholder Designees”), such that, upon the election of such individuals and each other individual nominated by or at the direction of our Board or a duly-
authorized committee of the Board, the number of: (A) Silver Lake Designees serving as directors will be equal to (i) three
(3) directors, if Silver Lake Stockholders continue to beneficially own at least 20% of the aggregate number of shares of
Common Stock outstanding immediately following the Closing Date, (ii) two (2) directors, if Silver Lake Stockholders continue to beneficially own less than 20% but at least 10% of the aggregate number of shares of Common Stock outstanding immediately following the Closing Date or (iii) one (1) director, if Silver Lake Stockholders continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common Stock outstanding immediately following the Closing Date; (B) Francisco Partners Designees serving as directors will be equal to (i) two (2)
directors, if Francisco Partners Stockholders continue to beneficially own at least 10% of the aggregate number of shares of
Common Stock outstanding immediately following the Closing Date, or (ii) one (1) director, if Francisco Partners
Stockholders continue to beneficially own less than 10% but at least 5% of the aggregate number of shares of Common
Stock outstanding immediately following the Closing Date; (C) Spectrum Designees serving as directors will be equal to one
(1) director, if Spectrum Stockholders continue to beneficially own at least 5% of the aggregate number of shares of
Common Stock outstanding immediately following the Closing Date; and (D) Idea Men Designees serving as directors will be equal to two (2) directors, if Idea Men Stockholders continues to beneficially own at least 5% of the aggregate number of shares of Common Stock outstanding immediately following the Closing Date.
Under the Stockholders Agreement, the nomination of each Stockholder Designee is subject to such Stockholder Designee's satisfaction of all applicable qualification and legal requirements regarding service as our director. If our Nominating and
Corporate Governance Committee determines in good faith that a Stockholder Designee does not satisfy all applicable qualification and legal requirements regarding service as our director, resigns from his or her seat on our Board or is removed, the applicable designating Sponsor Stockholder shall have the right to designate a different Stockholder Designee to fill such vacancy, subject to the provisions of the Stockholder Agreement and our amended and restated certificate of incorporation. Pursuant to the Stockholders Agreement, each of the Silver Lake Stockholders and the Spectrum
Stockholders retain their respective right to designate one additional member of our Board to fill the existing Class II and
Class III vacancies, respectively.
Pursuant to the Stockholders Agreement, each of the Sponsor Stockholders has agreed to vote, or cause to vote, all outstanding shares of our Common Stock held directly or indirectly by such Sponsor Stockholder and its affiliates so as to cause (i) the election of the Stockholder Designees and (ii) the election of two (2) directors who are not affiliated with any
Sponsor Stockholder and who satisfy the standards of independence established for independent directors under the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”) and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act (the “Independent Director Designees”).
Additionally, we have agreed to take all actions necessary and within our control to give effect to the Sponsor Stockholders’
director designation rights, including soliciting proxies to vote for each Stockholder Designee and Independent Director
Designee and otherwise using our best efforts to cause each Stockholder Designee and Independent Designee to be included as the only directors in the slate of nominees recommended by us and to be elected as a director.
In addition, pursuant to the Stockholders Agreement, if the Idea Men Stockholders continue to beneficially own at least 5%
of the aggregate number of outstanding shares of Common Stock at any time that the number of Silver Lake Designees,
Francisco Partners Designees or the Spectrum Designee is decreased pursuant to the terms above, then the number of
Idea Men Designees serving as directors will be increased on a one-to-one basis. For so long as any of the Silver Lake
Stockholders and/or the Francisco Partners Stockholders are entitled to designate at least one (1) director at the time that the number of Silver Lake Designees, Francisco Partners Designees or Spectrum Designee is decreased pursuant to the terms above, the consent of each such Silver Lake Stockholder and Francisco Partners Stockholder shall be required for any Idea Men Designee to fill the vacancy caused by such decrease.
If the number of individuals that any Sponsor Stockholder has the right to designate for election to our Board is decreased because of a decrease in such Sponsor Stockholder’s ownership of Common Stock, then the corresponding number of
Stockholder Designees of such Sponsor Stockholder will immediately offer to tender his or her resignation for consideration by our Board and, if such resignation is requested by the Board, such director shall resign within thirty (30) days from the date that the applicable Sponsor Stockholder’s director designation right decreased; provided that the resignation of the last remaining Stockholder Designee designated by any Sponsor Stockholder may, at his or her option, remain on the Board through the end of his or her then current term. A Stockholder Designee may resign at any time regardless of the period of time left in his or her then current term.

As a result of the Stockholders Agreement, we expect that the Sponsor Stockholders, acting in conjunction, will control the election of our directors.

DIRECTOR INDEPENDENCE
Our Board has affirmatively determined that Christopher Adams, Julie Bradley, Dipanjan Deb, Kelly J. Kennedy, Gregory
Mondre and Agnes Rey-Giraud are each an “independent director,” as defined under the Nasdaq Rules. Our Board has also affirmatively determined that Julie Bradley, Kelly J. Kennedy and Agnes Rey-Giraud, who comprise our Audit Committee, and Christopher Adams and Gregory Mondre, who comprise our Compensation Committee, each satisfy the respective additional independence standards for those committees established by applicable Nasdaq Rules and SEC rules. In addition, our Board affirmatively determined that each of Adam Karol, Jacqueline Kosecoff and Stephen LeSieur qualified as an "independent director" under Nasdaq Rules for the period in 2023 during which he or she served on our Board, and satisfied the relevant additional independence standards regarding the committees on which he or she served in 2023, as applicable. These determinations were made by the Board with the recommendation of its Nominating and Corporate
Governance Committee. In evaluating and determining the independence of the directors, the Board considered, among other things, that the Company may have certain relationships with its directors. Specifically, the Board considered that certain of our directors are affiliated with significant stockholders of the Company.

CONTROLLED COMPANY EXEMPTION
Under the Stockholders Agreement, the Sponsor Stockholders have acknowledged and agreed to act as a “group” within the meaning of the Nasdaq Rules and, as of the date of this proxy statement, the Sponsor Stockholders, in the aggregate, control more than 50% of the voting power for the election of directors. As a result, we are considered a “controlled company” for the purposes of the Nasdaq Rules. As such, we are exempt from certain Nasdaq corporate governance requirements, including the requirement that a majority of our Board consists of “independent directors,” as defined under the Nasdaq Rules. In addition, we are not required to, among other things, have a nominating and corporate governance committee or compensation committee that is composed entirely of independent directors or otherwise ensure that director nominees are selected, or recommended for the Board’s selection, by a majority of the independent directors of the Board.
Accordingly, our stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the Nasdaq Rules.
Currently, six out of eight of the directors on our Board qualify as independent under the Nasdaq Rules, and our
Compensation Committee consists entirely of independent directors under the Nasdaq rules. However, our Nominating and
Corporate Governance Committee is not entirely independent in reliance on the controlled company exemption and we rely on certain exemptions to the Nasdaq corporate governance requirements for our Nominating and Corporate Governance
Committee. For so long as we remain a “controlled company,” we may avail ourselves of other exemptions available to
“controlled companies” in the future.
If at any time we cease to be a “controlled company” under the Nasdaq Rules, our Board intends to take any action that may be necessary to comply with the Nasdaq Rules, subject to a permitted “phase-in” period.

DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any procedures regarding the nomination of directors to the Board that may be included in the Stockholders
Agreement.
To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate
Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. In 2023, the Company utilized the services of Heidrick & Struggles, a third-party director and executive search firm, to identify and evaluate potential director candidates based on the criteria and principles described below. Once potential candidates are identified, the Nominating and Corporate
Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications set forth in our Corporate Governance
Guidelines and as otherwise desired by the Nominating and Corporate Governance Committee of candidates for election as director.
Under the Stockholders Agreement, the Directors designated for election to the applicable classes of the Board (i) by the
Silver Lake Stockholders are Gregory Mondre and Agnes Rey-Giraud, (ii) by the Francisco Partners Stockholders are
Christopher Adams and Dipanjan Deb and (iii) by the Idea Men Stockholders are Trevor Bezdek and Douglas Hirsch.
Pursuant to the Stockholders Agreement, each of the Silver Lake Stockholders and the Spectrum Stockholders retain their respective right to designate one additional member of our Board to fill the existing Class II and Class III vacancies, respectively.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the
Nominating and Corporate Governance Committee and the Board may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the
Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;
practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries;
and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may
also consider the director’s past attendance at meetings and participation in, and contributions to, the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o General
Counsel, GoodRx Holdings, Inc., 2701 Olympic Boulevard, West Building – Suite 200, Santa Monica, California 90404.
Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and
Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM STOCKHOLDERS
Stockholders of the Company may communicate directly with the independent members of the Board, any Chair of a Board committee, and the Chairman of the Board about corporate governance, corporate strategy, Board-related matters or other substantive matters that our General Counsel and/or Chairman of the Board considers to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: GoodRx Holdings, Inc.,
Attn: General Counsel, 2701 Olympic Boulevard, West Building – Suite 200, Santa Monica, California 90404, subject to compliance with the requirements and parameters noted below. Such communications may be made confidentially or anonymously.
All communications, including stockholder recommendations of director candidates, must be accompanied by the following regarding the person submitting the communication: a statement of the type and amount of the securities of the Company that the person holds, and the address, telephone number and e-mail address, if any, of the person.
The following types of communications are considered inappropriate for delivery to directors:
•Communications regarding individual grievances or other interests that are personal to the party submitting the communication;
•Communications regarding ordinary business operations; and
•Communications that contain offensive, obscene or abusive content.
Communications deemed to comply with the above requirements and to be appropriate for delivery will be delivered to the applicable director(s) on a periodic basis, generally in advance of each regularly scheduled meeting of the Board. Concerns relating to accounting, internal accounting controls, auditing matters or questionable financial practices will be handled in accordance with the procedures established by the Audit Committee with respect to such matters.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Board appointed Trevor Bezdek to serve as Chairman of the Board, effective April 25, 2023. We believe it is in the best interest of the Company and our stockholders for Mr. Bezdek to serve as Chairman of the Board due to his deep knowledge of our business and his significant industry relationships, which position him well to lead the Board in its oversight of the
Company through its current period of executive leadership transition and focus on strategic initiatives.
Our Board exercises its judgment in establishing, combining or separating the roles of Chairman of the Board and Chief
Executive Officer as it deems appropriate in light of prevailing circumstances. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. Additionally, pursuant to its charter, our Nominating and Corporate
Governance Committee periodically reviews the Board’s leadership structure and annually reviews the Board’s committee structure, and will recommend to the Board for its approval any appropriate changes to the Board’s leadership structure and the membership of each committee of the Board. The Board has concluded that the current structure provides a well-

functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors, including independent Chairs of each Board committee.
In the future, the Independent Directors may elect a lead director. The lead director’s responsibilities would include, but are not limited to: presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the Independent Directors; approving Board meeting schedules and agendas; and acting as the liaison between the Independent Directors and the Chief Executive Officer and Chairman of the Board. If the Chairman of
the Board is an Independent Director, the Chairman of the Board would serve as lead director. The Board may modify its leadership structure in the future as it deems appropriate.
Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities and our Board and its committees have an active role in overseeing management of the Company’s risks. Our Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for overseeing our overall risk management process and the implementation of risk mitigation strategies by management. Additionally, our Audit
Committee is responsible for reviewing and discussing our general risk assessment and risk management policies and strategy as well as overseeing the management of certain of our major risk exposures, including financial and enterprise risks. Our Compensation Committee is responsible for overseeing risks related to our compensation programs and our
Nominating and Corporate Governance Committee is responsible for managing risks associated with the independence of the Board and potential conflicts of interest. Our Compliance Committee is responsible for overseeing our legal and regulatory compliance risk areas and our cybersecurity and data privacy risks as well as the steps management has taken to monitor, control and report such risk exposures. Our Board is also apprised of particular risk management matters in connection with its general oversight role and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

COMPENSATION RISK ASSESSMENT
The Compensation Committee has reviewed our compensation policies and practices, in consultation with Pay Governance,
LLC, a compensation consulting firm engaged by the Compensation Committee (“Pay Governance”), to assess whether they encourage employees to take inappropriate risks. After reviewing the analysis prepared by Pay Governance, the
Compensation Committee determined that any possible risks arising from our executive and/or employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

ANTI-HEDGING POLICY
Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees.
Unless pre-approved by our Board in each instance, the policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

STOCK OWNERSHIP GUIDELINES
In order to align our directors’ and executive officers’ interests with those of our stockholders, we have adopted stock ownership guidelines, which require that, during their respective tenures, our non-employee directors (other than a non-
employee director that elects not to receive compensation in connection with his or her service) and executive officers who are designated as “officers,” as defined in Rule 16a-1(f) of the Exchange Act, maintain ownership of Qualifying Shares (as defined below) with an aggregate market value as set forth below:

Title	Minimum Required Ownership
Non-employee Directors	5 X annual base cash retainer
Chief Executive Officer and founders	6 X annual base salary
Chief Operating Officer and Chief Financial Officer	3 X annual base salary
Other applicable executive officers	1 X annual base salary
Each individual covered by the stock ownership guidelines must comply with the applicable minimum ownership requirement by the later of (i) January 11, 2028, the fifth anniversary of the effective date of the stock ownership guidelines, and (ii) the fifth anniversary of the date that such individual is appointed or elected as a non-employee director or executive officer (such period, the “Transition Period”).
The annual base salary or annual base cash retainer used to calculate the minimum ownership requirement is based on the salary or retainer in place on the last day of the fiscal year in which the individual’s Transition Period ends. The minimum ownership requirement may be satisfied by ownership of (i) shares of Common Stock, (ii) vested, but unsettled or deferred restricted stock units and performance-based stock units and (iii) any other shares of Common Stock owned by the covered individual’s immediate family members residing in the same household, held in trust for the benefit of the covered individual or his or her immediate family or otherwise beneficially owned by such covered individual (collectively, “Qualifying Shares”).
In determining whether a covered individual has achieved his or her minimum ownership requirement, the market value of each share of Qualifying Shares shall be calculated based on the closing price of our Class A common stock as of the last trading day of our then-current fiscal year in which the Transition Period ends. A covered individual will be deemed to have remained in compliance with the stock ownership guidelines if the number of Qualifying Shares held by such covered individual as of the last day of each future fiscal year following such individual’s first year of required compliance is not less than the minimum number of Qualifying Shares that such individual was required to hold as of the last day of the fiscal year in which such individual’s Transition Period ends.
The Board, or any committee designated by the Board, may, at its discretion, assess the circumstances of any covered individual and may decide to waive one or more requirements set forth in the stock ownership guidelines due to hardship or other personal circumstances that may require such deviation or waiver.

CODE OF ETHICS
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the Code of Business Conduct and Ethics is available on our website at www.goodrx.com in the “Governance” section of the “Investors” page. We intend to disclose on our website any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, that are required to be disclosed by SEC and/or Nasdaq rules.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
There were six meetings of the Board during the fiscal year ended December 31, 2023. During the fiscal year ended
December 31, 2023, each of our incumbent directors attended at least 75% of the aggregate of (i) all meetings of the Board during the period in which he or she served as a director and (ii) all meetings of the committees on which such director served during the period in which he or she served as a member of such committee.
Under our Corporate Governance Guidelines, which are available on our website at www.goodrx.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify our
Chief Executive Officer, the Chairman of the Board or the Chair of the appropriate committee, as applicable, in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in person meeting.
We do not maintain a formal policy regarding director attendance at annual meetings of stockholders; however, it is expected that, absent compelling circumstances, directors will attend. All but one of our directors who were then serving on the Board attended our 2023 Annual Meeting of Stockholders.

COMMITTEES OF THE BOARD
Our Board has established four standing committees—Audit, Compensation, Compliance and Nominating and Corporate
Governance—each of which operates under a written charter that has been approved by our Board.
The current members of each of the Board's standing committees are set forth in the following chart.

Name	Audit	Compensation	Compliance	Nominating and Corporate Governance
Christopher Adams		X		Chair
Trevor Bezdek			X	X
Julie Bradley	Chair
Kelly J. Kennedy[1]	X
Gregory Mondre[2]		Chair
Agnes Rey-Giraud	X		Chair
_________________________________
(1)Ms. Kennedy was appointed to the Board and its Audit Committee, effective December 21, 2023.
(2)Mr. Mondre stepped down as a member of the Nominating and Corporate Governance Committee, effective July 24, 2023.

AUDIT COMMITTEE
Our Audit Committee’s responsibilities include, but are not limited to:
•appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•obtaining and reviewing a report by our independent registered public accounting firm at least annually that describes its internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•reviewing our policies and procedures on risk assessment and risk management and overseeing certain of our major risk exposures, including our financial and enterprise risks;
•reviewing related person transactions;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•overseeing our internal audit function; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.
The Audit Committee charter is available on the “Governance” section of our website at investors.goodrx.com. The current members of the Audit Committee are Julie Bradley,  Kelly J. Kennedy and Agnes Rey-Giraud, with Julie Bradley serving as
Chair. Our Board has determined that all members of the Audit Committee are independent directors under Nasdaq Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. Our Board has also determined that all members of the Audit Committee meet the “financial literacy” requirement for Audit Committee members under Nasdaq Rules and Julie Bradley and Kelly J. Kennedy are each an “audit committee financial expert” within the meaning of the SEC rules.
The Audit Committee met seven times during the fiscal year ended December 31, 2023.

COMPENSATION COMMITTEE
The Compensation Committee is responsible for, among other matters:
•reviewing and approving any goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers (including individuals serving in an interim capacity), evaluating the Chief
Executive Officer’s and other executive officers’ performance in light of such goals and objectives and making recommendations to the Board regarding the compensation of our Chief Executive Officer and other executive officers;
•reviewing and making recommendations to our Board regarding the compensation of our directors;
•reviewing, approving and administering, as applicable, or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•reviewing and approving executive compensation agreements, policies and plans, including any employment, retention, severance, change-in-control, deferred compensation, "claw-back” and stock ownership agreements, policies and plans;
•reviewing and assessing potential risks arising from our employee compensation policies and practices and whether any such risks are reasonably likely to have a material adverse effect on the Company;
•reviewing and providing guidance to management and the Board with respect to the Company's broader human capital strategies programs and risks; and
•appointing, compensating and overseeing any compensation consultants or other adviser it retains.

Pursuant to the Compensation Committee’s charter, which is available on the “Governance” section of our website at
investors.goodrx.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee generally considers the Chief Executive Officer’s input, if any, when making recommendations regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Since May 2022, the Company
has engaged Pay Governance to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Pay Governance reports directly to the Compensation Committee. The
Compensation Committee has considered the adviser independence factors required under SEC rules and Nasdaq Rules as they relate to Pay Governance and has determined that Pay Governance’s work does not raise a conflict of interest. Pay
Governance did not provide any other services to the Company in 2023 for which the amount exceeds $120,000.
The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in its charter, the
Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with its charter, the purposes of the Compensation Committee, the Company’s Amended and Restated Bylaws and applicable rules of Nasdaq.
The current members of our Compensation Committee are Christopher Adams and Gregory Mondre, with Gregory Mondre serving as Chair. Each member of our Compensation Committee meets the requirements for independence under the current Nasdaq Rules, including the additional independence standards applicable to compensation committee membership under Nasdaq Rules.
The Compensation Committee met seven times during the fiscal year ended December 31, 2023.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee is responsible for, among other matters:
•identifying individuals qualified to become members of our Board, consistent with criteria approved by our
Board;
•recommending to our Board the nominees for election to our Board at annual meetings of stockholders, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Stockholders Agreement (for so long as such agreement is in effect);
•overseeing an evaluation of the Board, its leadership structure and its committee structure and membership;
and
•developing, reviewing, reassessing and recommending to our Board our corporate governance guidelines and principles and any proposed changes thereto, in each case for Board approval.
The Nominating and Corporate Governance Committee charter is available on the “Governance” section of our website at
investors.goodrx.com. The current members of our Nominating and Corporate Governance Committee are Christopher
Adams and Trevor Bezdek, with Christopher Adams serving as Chair. Mr. Adams meets the requirements for independence under the current Nasdaq Rules. Mr. Bezdek, as one of our former Co-Chief Executive Officers and an employee of the
Company, does not qualify as independent under the current Nasdaq Rules. As we are a “controlled company” under the
Nasdaq Rules, our Nominating and Corporate Governance Committee is exempt from the requirement that it be composed entirely of independent directors under the Nasdaq Rules. The Nominating and Corporate Governance Committee has the
authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2023.

COMPLIANCE COMMITTEE
Our Compliance Committee assists our Board by reviewing and overseeing (i) our compliance with federal and state laws and regulations applicable to our business, (ii) management's identification, evaluation and mitigation of our principal legal and regulatory compliance risks and (iii) our cybersecurity risk management program and our compliance with our privacy program. Our Compliance Committee is responsible for, among other things:
•creating, overseeing and evaluating our compliance program, including monitoring the effectiveness of the compliance program, and recommending any improvements and changes to the compliance program;
•ensuring proper communication of significant regulatory compliance issues to our Board;

•reviewing significant regulatory compliance risk areas and the steps taken by management to monitor, control and report such compliance risk exposures;
•reviewing reports of specific material non-compliance issues and approving corrective actions proposed by management;
•reviewing and assessing the development of internal systems and controls to carry out our compliance program and related policies and procedures as part of our daily operations;
•reviewing and assessing strategies to promote compliance with our compliance program and the detection of any possible violations, such as through hotlines and other reporting mechanisms; and
•providing general oversight of our cybersecurity risk management program and privacy program.
The current members of our Compliance Committee are Trevor Bezdek and Agnes Rey-Giraud, with Agnes Rey-Giraud serving as Chair.
The Compliance Committee met three times during the fiscal year ended December 31, 2023.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS
In this Compensation Discussion and Analysis (“CD&A”), we provide an overview and analysis of the compensation awarded to or earned by our named executive officers identified in the Summary Compensation Table below during fiscal year 2023, including the elements of our compensation program for named executive officers, material compensation decisions made under that program for fiscal year 2023 and the material factors considered in making those decisions. Our named executive officers for the year ended December 31, 2023 are:

Name	Positions
Scott Wagner(1)	Interim Chief Executive Officer
Douglas Hirsch(2)	Chief Mission Officer (former Co-Chief Executive Officer)
Trevor Bezdek(3)	Chairman of the Board (former Co-Chief Executive Officer)
Karsten Voermann	Chief Financial Officer
Romin Nabiey	Chief Accounting Officer
Raj Beri(4)	Former Chief Operating Officer
Bansi Nagji(5)	Former President, Healthcare
_______________________________________
(1)Mr. Wagner was appointed to serve as our Interim Chief Executive Officer on April 25, 2023.
(2)Mr. Hirsch transitioned his role from Co-Chief Executive Officer to Chief Mission Officer on April 25, 2023.
(3)Mr. Bezdek transitioned his role from Co-Chief Executive Officer to Chairman of the Board on April 25, 2023.
(4)Mr. Beri's employment with the Company ended on February 15, 2024.
(5)Mr. Nagji's employment with the Company ended on August 11, 2023.
Performance Highlights and Pay for Performance
Our executive compensation programs are designed to deliver pay in accordance with corporate and individual performance, to reward superior performance and to provide consequences for underperformance. We believe that the compensation of our named executive officers for fiscal year 2023 was aligned with the Company’s performance during
2023. Highlights of that performance include:
•Exited the year with 7M+ prescription-related consumers and 750K+ unique healthcare provider (HCP) visits.(1)
•Gained traction with retail-direct contracting as part of our hybrid model with retail-direct contracts in place with most of our largest retail pharmacy partners; helped strengthen retail pharmacy relationships and collaboration on solutions focused on mutual success and profitability.
•Drove expansion into funded benefit market with Integrated Savings Program (ISP) in partnership with Express
Scripts and announced addition of Caremark, MedImpact, and Navitus to the program for 2024; ISP allows eligible members to automatically access GoodRx discount prices as part of their pharmacy benefit.
•Substantially completed restructuring of pharma manufacturer solutions, including deprioritization of vitaCare.
•Reached ~$70 billion of cumulative consumer savings and in 2023, over 25 million consumers used GoodRx to achieve approximately $15 billion in prescription savings.(2)
_____________________________
(1)Represents the sum of the Monthly Active Consumers for the fiscal quarter ended December 31, 2023 and the members of subscription plans as of December 31, 2023. Refer to “Key Financial and Operating Metrics" section included in Part II, Item 7 of the Annual Report on Form 10-K
included within the 2023 Annual Report for definitions of, and additional information on, Monthly Active Consumers and subscription plans.
Unique HCP visits to GoodRx for the year ended December 31, 2023 based on internal data. A unique HCP who visits GoodRx more than once during a given year is only counted as one unique HCP in that year
(2)As of December 31, 2023. Savings are measured as the difference between the pharmacy list price and the price the consumer pays utilizing a GoodRx code at the same pharmacy. Because consumers of our website and mobile application may switch pharmacies if they find a better discount, our consumer savings calculation includes an estimate of savings achieved based on switching pharmacies.

For a comprehensive discussion of the Company’s performance during 2023, including our financial results, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February
29, 2024 and is available at investors.goodrx.com and included in the 2023 Annual Report.
2023 Compensation Highlights
Consistent with our compensation philosophy, key compensation decisions for 2023 included the following:
•Base Salaries and Target Annual Cash Incentive Opportunities. The 2023 base salaries and target bonuses for our named executive officers did not change from 2022, except for Mr. Nabiey. Effective April 1,
2023, Mr. Nabiey’s base salary was increased by 5% to $315,000.
•Annual Cash Incentives. For 2023, our Compensation Committee selected performance goals for our performance-based annual bonus program that were intended to promote our business plan and short-term goals, including with respect to Adjusted Revenue Growth and Adjusted EBITDA Margin. In light of our achievement of each of the performance goals, the Compensation Committee determined to pay out annual bonuses to our participating named executive officers at 53.82% of target for Messrs. Bezdek, Hirsch, and
Voermann. Messrs. Wagner and Nabiey did not participate in this annual bonus program.
•Equity-Based Long-Term Incentives. In April 2023, Mr. Wagner was granted nonqualified stock options
("stock options") in connection with the start of his employment. In May 2023, as part of our annual process, we granted restricted stock units covering shares of common stock ("RSUs") and stock options to Messrs. Beri and Nabiey. Due to the significant equity awards granted to Messrs. Hirsch and Bezdek in connection with our
IPO, the Compensation Committee determined not to grant any equity awards to them in 2023.
Compensation Governance and Best Practices
We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation practices include the following:

What We Do		What We Do Not Do
✓	Retain an independent compensation consultant who advises the Compensation Committee and provides no other services to the Company.	X	Do not grant uncapped cash incentives or guaranteed equity compensation.
✓	Annual review of executive officers' compensation and competitive market data	X	Do not provide guaranteed minimum bonuses for our executive officers.
✓	Emphasize the use of equity compensation for executive officers, to promote retention and reward long-term value creation.	X	Do not provide significant perquisites.
✓	Require minimum stock ownership levels for all executive officers to align the interests of our executive officers with the interests of our stockholders.	X	Do not allow hedging or pledging of stock.
✓	Maintain a Nasdaq and SEC-compliant clawback policy for all executive officers.	X	Do not have defined benefit pension plans or supplemental executive retirement plans.
Stockholder Advisory Votes on Named Executive Officer Compensation
At our 2023 Annual Meeting of Stockholders, our stockholders voted in a non-binding, advisory vote to approve the compensation of our named executive officers. Our Compensation Committee reviewed the result of this vote, and, in light of the approval by a substantial majority of our stockholders of the compensation programs described in our 2023 proxy statement (representing over 99.08% of the votes cast), did not implement any significant changes to our executive compensation program as a result of the vote. At our 2022 annual meeting of stockholders, our stockholders voted in a non-
binding, advisory vote in favor of having a non-binding stockholder vote on executive compensation once every year.
Consistent with the stated preference of a majority of our stockholders, our next advisory vote on our named executive officers’ compensation will be held at this 2024 Annual Meeting, pursuant to Proposal No. 3.
Compensation Philosophy and Objectives
The key objective in our executive compensation program is to attract, motivate, and reward leaders who create an inclusive and diverse environment and have the skills and experience necessary to successfully execute on our strategic plan to maximize stockholder value. Our executive compensation program is designed to:
•Attract and retain talented and experienced executives in a competitive and dynamic market;
•Motivate our executive officers to help our company achieve the best possible financial and operational results;
•Provide reward opportunities consistent with our performance on both a short-term and long-term basis; and

•Align the long-term interests of our executive officers with those of our stockholders.
We strive to set our overall total compensation at a competitive level. Executives may be compensated above or below the targeted market position based on factors such as experience, performance, scope of position and the competitive demand for proven executive talent, as described further below under “Determination of Executive Compensation.”
Determination of Executive Compensation
Our Compensation Committee administers the executive compensation program for our executive officers. Our
Compensation Committee is responsible for, among other things, reviewing and providing recommendations to our Board regarding the compensation of our executive officers, including setting base salary, annual bonus, and equity awards granted to our executive officers, and ensuring such compensation is aligned with our executive compensation philosophy.
Our Compensation Committee is also responsible for reviewing and providing recommendations to our Board regarding the compensation of our directors.
In carrying out its responsibilities, the Compensation Committee evaluates our compensation policies and practices with a focus on the degree to which these policies reflect our executive compensation philosophy, develops strategies and makes decisions that it believes further such philosophy and align with developments in executive compensation practices, and reviews the performance of our executive officers.
Role of Compensation Consultant
The Compensation Committee engages an external compensation consultant to assist the committee by providing information, analysis and other advice relating to our executive compensation program and the decisions resulting from the
Compensation Committee’s annual executive compensation review. The compensation consultant reports directly to our
Compensation Committee and its Chair, and serves at the discretion of the Compensation Committee, which reviews the engagement annually.
For 2023, our Compensation Committee retained Pay Governance to serve as its external compensation consultant to advise on executive and director compensation matters, including competitive market pay practices for our executive officers, and data analysis and selection of our compensation peer group.
During 2023, Pay Governance attended Compensation Committee meetings and advised on executive compensation matters including:
•Developing an updated executive compensation peer group;
•Conducting a competitive market assessment of the compensation opportunities for our executive officers and independent directors;
•Reviewing and summarizing equity compensation practices among our peers;
•Assisting with the development of our go-forward equity compensation strategy;
•Conducting competitive market assessment of executive severance and change-in-control provisions;
•Summarizing peer practices for short-term incentive plan design;
•Providing inputs regarding the Compensation Committee’s charter;
•Providing inputs for the new clawback policy; and
•Reviewing other compensation trends and regulatory developments.
Competitive Position
For the purpose of assessing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a select group of peer companies. This compensation peer group generally consists of companies that are similar to us in terms of industry, revenue and market capitalization. In selecting the companies to include in our compensation peer group for 2023, the Compensation Committee considered the following targeted selection criteria:
Selection Criteria
•Industry: Healthcare Technology, Software, and/or Broader Healthcare Services or Technology
•Size: Companies with revenues generally ranging from 0.33x to 3.00x that of the Company and market capitalization generally ranging from 0.25x to 4.00x that of the Company
•Business model (i.e., consumer marketplace or other “platform” companies and software-as-a-service)

•Key competitor (for business or talent) to GoodRx
•Companies that have recently conducted an initial public offering
•Companies that will help position GoodRx closer to the median on key size metrics
Peer Group
The companies in our compensation peer group developed in 2023 consisted of the following companies:

23andMe Holding Co.	HealthEquity, Inc.
Accolade, Inc.	Hims & Hers Health, Inc.
Affirm Holdings, Inc.	Marqeta, Inc.
Alignment Healthcare, Inc.	MultiPlan Corp.
AppFolio, Inc.	Nextgen Healthcare, Inc.
Asana, Inc.	Sharecare, Inc.
CarGurus, Inc.	Squarespace, Inc.
Doximity, Inc.	Teladoc Health, Inc.
EngageSmart, Inc.	Vertex, Inc.
EverCommerce, Inc.	ZipRecruiter, Inc.
For purposes of 2023 compensation decisions, we modified our compensation peer group to remove eight companies, primarily because their revenue and/or market capitalization was outside the criteria range, and add eight companies whose market capitalization and/or revenue satisfied the peer group selection criteria. The tables below illustrate the specific changes to the peer group.
Companies removed from the peer group:

American Well Corp	Sharecare, Inc.
Dropbox, Inc.	Signify Health, Inc.
Etsy, Inc.	Sofi Technologies, Inc.
New Relic, Inc.	Upstart Holding, Inc.
Companies added to the peer group:

23andMe Holding Co.	EngageSmart, Inc.
Accolade, Inc.	EverCommerce, Inc.
AppFolio, Inc.	Hims & Hers Health, Inc.
CarGurus, Inc.	Vertex, Inc.
Elements of the Company’s Executive Compensation Program
We design each of the principal components of our executive compensation program to fulfill one or more of the principles and objectives of our compensation philosophy described above. For the year ended December 31, 2023, the compensation of our named executive officers generally consisted of:
•Base salary;
•Annual performance-based cash bonus opportunities; and
•Long-term equity incentive compensation.
In addition, our named executive officers are eligible to participate in our health and welfare programs and our 401(k) plan on the same basis as our other employees. Additionally, certain of the employment arrangements entered into with our named executive officers contain severance and/or change-in-control protections, which aid in attracting and retaining executive talent and help executives to remain focused and dedicated during potential transition periods due to a change in control. Each of these elements of compensation for 2023 is described further below.
Base Salaries
Our named executive officers receive a base salary to compensate them for the services they provide to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities, and it is aimed primarily at attracting and retaining the best possible executive talent.
For 2023, we did not increase the base salary for our named executive officers, with the exception of the base salary paid to
Mr. Nabiey, which was increased by 5%. This salary increase was recommended by our Compensation Committee and approved by our Board in response to market competitive factors based on market compensation analyses that we undertook and following additional consideration of the factors set forth above under “Determination of Executive
Compensation.”
The following table sets forth the base salaries of our named executive officers during fiscal years 2022 and 2023:

Name	Fiscal 2022 Base Salary	Fiscal 2023 Base Salary	Approximate % of Increase from 2022
Scott Wagner	$—	$750,000	0%
Douglas Hirsch	$500,000	$500,000	0%
Trevor Bezdek	$500,000	$500,000	0%
Karsten Voermann	$450,000	$450,000	0%
Romin Nabiey	$300,000	$315,000	5%
Raj Beri	$500,000	$500,000	0%
Bansi Nagji	$500,000	$500,000	0%
Cash Bonus Compensation
Annual Cash Incentive Program
Compensation under our annual performance-based cash bonus program ("executive bonus plan"), if any, is earned and granted under the terms of our 2020 Incentive Award Plan (the “2020 Plan”). We award annual performance-based cash bonus compensation from time to time to drive the achievement of key short-term business results and to recognize individuals based on their contributions to those results. The executive bonus plan provides executives, including our named executive officers, the opportunity to earn cash incentive bonuses based upon attainment of certain corporate, financial, or operational measures or objectives that we deem appropriate for the fiscal year.
The corporate performance goals under the executive bonus plan are established by our Compensation Committee with the final attainment certified and bonus payment awarded by our Board, in each case with recommendation from the
Compensation Committee. During 2023, Messrs. Hirsch, Bezdek, Voermann, Beri and Nagji participated in our executive bonus plan.
Consistent with historical practice, Mr. Nabiey's cash incentive bonus for 2023 was based upon attainment of individual performance goals determined annually by his manager.
We have not made any changes to the target bonus percentages in 2023 for our named executive officers.
The following table sets forth the 2023 target bonuses of our currently-serving named executive officers:

Named Executive Officer	Target Percentage of Base Salary	Target Bonus ($)
Douglas Hirsch	100%	$500,000
Trevor Bezdek	100%	$500,000
Karsten Voermann	100%	$450,000
Romin Nabiey(1)	35%	$108,970
_____________________________
(1)Mr. Nabiey's target bonus was prorated based on his new salary rate effective April 1, 2023.
Messrs. Beri and Nagji were not employed at the time 2023 bonus payments were made on March 15, 2024 and therefore were not entitled to, and did not receive, a bonus payment for 2023. Their target bonuses were equal to 100% of their annual base salaries.

2023 Bonuses
Messrs. Hirsch, Bezdek and Voermann
In April 2023 we introduced a short-term executive bonus plan incorporating financial performance metrics that are more closely aligned with peer practices and how our stockholders assess the Company’s performance. The program was based on pre-established Adjusted Revenue Growth and Adjusted EBITDA Margin goals, which our Compensation Committee believed would incentivize our named executive officers to focus on growth as well as cost management and operational leverage, which is consistent with our long-term strategic priorities and reinforces the importance of these key metrics as a priority throughout the organization. We believe these goals are critical to our business strategy and the creation of stockholder value.
If we achieve the target levels of performance for both measures, the payout percentage will be 100%. We must achieve the minimum threshold performance for at least one measure in order for the payout percentage to exceed zero. If we exceed target levels, the Company performance percentage may reach a maximum of 200%. The actual achievement percentage is determined by linear extrapolation on each established weighted goals based on Adjusted Revenue Growth percentage and
Adjusted EBITDA Margin. The following table shows the threshold, target and maximum goals for each performance measure, and our financial results with respect to each performance measure:

Performance Goals	Metric Weight	Threshold %	Target %	Maximum %	2023 Actual Achievement	2023 Achievement of Target %	Weighted Payout % of Target Bonus
Adjusted Revenue Growth(1)	50.00%	4.00%	8.00%	15.00%	—%	—%	—%
Adjusted EBITDA Margin(2)	50.00%	27.00%	28.40%	31.00%	28.60%	100.70%	53.82%
Total	100.00%						53.82%
_____________________________
(1) We define "Adjusted Revenue" for a particular period as revenue excluding client contract termination costs associated with restructuring related activities. We exclude these costs from revenue because we believe they are not indicative of past or future underlying performance of the business. We defined “Adjusted Revenue Growth” for a particular period as the percentage change in Adjusted Revenue relative to the comparable period. During 2023, our Adjusted Revenue Growth was negative; therefore, threshold performance was not achieved.
(2)We define "Adjusted EBITDA" for a particular period as net income or loss before interest, taxes, depreciation and amortization, and as further adjusted, as applicable, for acquisition related expenses, stock-based compensation expense, payroll tax expense related to stock-based compensation, loss on extinguishment of debt, financing related expenses, loss on operating lease assets, restructuring related expenses, legal settlement expenses, charitable stock donation, gain on sale of business and other income or expense, net. The “Adjusted EBITDA Margin”
represents Adjusted EBITDA as a percentage of Adjusted Revenue.
Based on our actual performance and recommendation of our Compensation Committee, our Board approved the following
2023 payouts for Messrs. Hirsch, Bezdek and Voermann:

				2023 Payout Based on Actual Achievements
Named Executive Officer	Threshold	Target	Maximum	%	$
Douglas Hirsch	$—	$500,000	$1,000,000	53.82%	$269,120
Trevor Bezdek	$—	$500,000	$1,000,000	53.82%	$269,120
Karsten Voermann	$—	$450,000	$900,000	53.82%	$242,208
Mr. Nabiey
Mr. Nabiey was eligible to earn a cash incentive bonus based upon his achievement of pre-established individual performance goals set by his direct manager, Mr. Voermann. Mr. Nabiey’s pre-established individual performance goals were qualitative in nature and related to (i) issuing accurate, reliable, and timely periodic reports, receiving unqualified opinions on related audits and reviews, and maintaining tax compliance across the organization, (ii) developing the
Company's financial infrastructure to support various business units with analytics and actionable insights enhancing the
Company's control environment, (iii) maintaining an effective control environment as evidenced by an unqualified opinion on internal controls,  (iv) efficiently and effectively coordinating with the Audit Committee, and (v) supporting activities across investor relations, treasury/capital markets, and financial planning and analysis matters, with each of the aforementioned five goals representing 20% of his target bonus opportunity. Achievement of Mr. Nabiey’s bonus could range from 0% to 150% of his target bonus, with the actual bonus amount paid to Mr. Nabiey based on Mr. Nabiey’s achievement of his individual performance goals, as determined by Mr. Voermann. During calendar year 2023, Mr. Nabiey achieved 128% of the target bonus for his contributions and achievements in, among other things, the enhancement of the Company’s control environment, financial reporting processes and financial infrastructure as well as the successful acquisition and integration of an acquired business.

The actual cash incentive bonuses earned by Messrs. Hirsch, Bezdek, Voermann and Nabiey with respect to 2023 are set forth below in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.” Messrs.
Beri and Nagji, who were not employed at the time 2023 bonuses were paid, did not receive a 2023 bonus.
Mr. Wagner
For his initial one-year term as our Interim Chief Executive Officer ending on April 25, 2024, Mr. Wagner is eligible to receive a cash incentive discretionary bonus targeted at 100% of his annual base salary, payable based on our Board's assessment of his individual performance through the end of such initial one-year term of his employment. As of the date hereof, the
Board has not yet assessed Mr. Wagner’s individual performance during his initial employment term. The Board anticipates that such assessment will occur in May or June 2024.
Other Compensation
From time to time, our Board, with recommendation from the Compensation Committee, may award our executives, including our named executive officers, one-time discretionary cash bonuses in recognition of such individual’s particular contributions to the Company and our performance in a given fiscal year.
In March 2024, our Board approved a one-time discretionary cash bonus of $162,792  to Mr. Voermann due to his extraordinary individual contributions to the Company during the Company’s fiscal year 2023, including, without limitation, his significant role in (a) the Company’s implementation of the multi-phase plan to restructure the Company’s pharmaceutical manufacturer solutions business and (b) the Company’s continued effective operation through the transition of certain executive positions and changes in the Company’s management team. The actual cash discretionary bonus paid to Mr.
Voermann is set forth below in the Summary Compensation Table in the column entitled “Bonus.”
Under Mr. Beri’s offer letter, in connection with the commencement of his employment with us, Mr. Beri received a retention bonus of $500,000, payable on May 23, 2023, which was the first anniversary of his employment start date.
Equity Compensation
We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued
growth and development of our business and aligns the interests of our executives with our stockholders. Our Compensation
Committee believes it is essential to provide equity-based compensation to our executive officers in order to link the interests and risks of our executive officers with those of our stockholders, reinforcing our commitment to ensuring a strong linkage between company performance and pay.
We historically have used stock option awards as the primary incentive for long-term compensation to our named executive officers because they are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price, which generally is set at or above the fair market value of our Class A common stock as of the applicable grant date. Generally, the stock options we grant vest in equal monthly installments over four years, typically monthly following a one-year cliff, and in certain cases may vest monthly or quarterly during the four-year period, subject to the employee’s continued service with us on the vesting date. In connection with and following our IPO, we have also granted
RSU awards to our named executive officers, which generally vest in equal quarterly installments over four years, either quarterly during the four-year period or quarterly following a one-year cliff, subject to the employee’s continued service with us on the vesting date.
We maintain the 2020 Plan as the vehicle pursuant to which we may grant equity incentive compensation to our named executive officers. Prior to our IPO, we maintained the Fifth Amended and Restated 2015 Equity Incentive Plan (the “2015
Plan”), under which some of our named executive officers have been granted equity incentive compensation.
2023 Equity Grants
The Compensation Committee considered market data provided by Pay Governance in determining its grant of equity awards to certain of our named executive officers in 2023. The Compensation Committee determines the amounts and form of equity awards granted to each of our named executive officers after considering individual performance, roles and responsibilities of such named executive officer, competitive factors, vested and unvested value of the equity awards held by such named executive officer, and timing of prior equity awards granted.
In May 2023, the Board approved a new hire equity grant in the form of a stock option award to Mr. Wagner. In selecting
100% stock options as the form of the equity award, the Board took into consideration its desire to create a performance-
based structure whereby the Interim Chief Executive Officer would only be rewarded to the extent value was created for our shareholders. In establishing the size of Mr. Wagner’s new hire grant, the Board considered factors including the importance of hiring an individual with Mr. Wagner’s skills and recent experience as a chief executive officer leading the transformation of a publicly traded technology company, competitive levels of annual compensation for chief executive officers among our peer group as well as the potential value of the award under a range of stock price performance scenarios over his initial one-year employment term.

In addition, in May 2023, the Board approved equity grants in the form of stock option awards and RSU awards to Messrs.
Nabiey and Beri. The amounts and types of the equity grants awarded in 2023 to our named executive officers are as follows:

Named Executive Officer	FY23 Equity
	Stock Options		Restricted Stock Units (1)
Scott Wagner	$9,632,100	(2)	$—
Romin Nabiey	$1,000,000	(3)	$1,000,000
Raj Beri	$2,500,000	(3)	$2,500,000
_______________________________________
(1)The number of RSUs underlying each award was calculated based on the 20-day average of our closing stock price preceding the date our
Board approve the grants. As such, the dollar-denominated value set forth in this table may be different from the grant-date fair value of the
RSU award disclosed in our Summary Compensation Table later in this proxy statement.
(2)Mr. Wagner’s stock option award covers 3,000,000 shares.
(3)The number of shares underlying each stock option was calculated based on the Black-Scholes fair value on the date our Board approved the grants.
For Mr. Wagner, the stock option award vests in equal monthly installments over a one-year period, subject to continued
employment.  For Messrs. Nabiey and Beri, the stock option and RSU awards vest in substantially equal quarterly installments over sixteen quarters beginning in August 2023, subject to continued employment. Mr. Beri’s employment terminated on February 15, 2024. Accordingly, 81.25% of Mr. Beri's stock option and RSU award described in the above table were forfeited.
Additionally, in connection with Mr. Nagji’s separation from the Company, we entered into a senior advisor agreement with
Mr. Nagji pursuant to which he was granted (i) a time-based RSU award representing the right to receive up to 298,000 shares of our Class A common stock, which vests in five equal installments on a quarterly basis, with the first installment vesting on December 31, 2023, subject to his continued service under the senior advisor agreement; and (ii) a performance-
based RSU award representing the right to receive up to 100,000 shares of our Class A common stock, which vested in full on December 31, 2023, based on his achievement of specified performance conditions relating to the successful completion of our a multi-phase plan to de-prioritize certain solutions under our pharma manufacturer solutions offering, including
vitaCare Prescription Services, Inc. Pursuant to the senior advisor agreement, in the event that we terminate the senior advisor agreement for any reason other than Mr. Nagji's non-performance under the senior advisor agreement, his breach of any material provision of the senior advisor agreement or his death, then all then-unvested time-based RSUs will accelerate and vest immediately.
Due to the significant equity awards granted to Messrs. Hirsch and Bezdek in connection with our IPO, the Compensation
Committee determined not to grant any equity awards to them in 2023.
In addition, Mr. Voermann did not receive any equity awards in 2023 because our Compensation Committee believed that his existing equity ownership position including his significant 2022 equity grant sufficiently continued to align his interests with those of our shareholders.
Other Elements of Compensation
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation philosophy. Each named executive officer participating in the 401(k)
plan received Company-paid matching contributions in 2023.
Employee Benefits and Perquisites
Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•medical, dental and vision benefits;

•medical and dependent care flexible spending accounts;
•short-term and long-term disability insurance; and
•life insurance.
Specifically, from time to time, certain of our named executive officers may receive reimbursement of relocation and/or commuting expenses. We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
No Tax Gross-Ups
Except as in limited circumstances with regard to the special bonuses not exceeding $1,000 granted to our named executive officers, we have not made gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.
Employment and Severance Arrangements
In 2023, we were party to employment agreements or offer letters with our named executive officers. Additional information regarding the employment agreements and offer letters is set forth in “Narrative to Summary Compensation Table and
Grants of Plan-Based Awards Table.” We believe that the severance provisions contained in these employment agreements and offer letters help to ensure the day-to-day stability necessary to enable our named executive officers to properly focus their attention on their duties and responsibilities with us and provide security regarding some of the most uncertain events relating to continued employment, thereby limiting concern and uncertainty and promoting productivity. A detailed description of the applicable severance provisions contained in our named executive officer’s employment agreements as well as information on the estimated payments and benefits that our named executive officers would have been eligible to receive as of December 31, 2023, are set forth in “Potential Payments Upon Termination or Change in Control.”
In connection with Mr. Nagji’s separation from the Company in August 2023, we entered into a senior advisor agreement
(described below in “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table”) and a separation agreement and release (described below in “Potential Payments Upon Termination or Change in Control”) with Mr. Nagji.
In connection with the elimination of Mr. Beri’s role in 2024, Mr. Beri was entitled to receive the separation payments and benefits under his employment offer letter and separate letter agreement with us.  A description of the separation payments and benefits for Mr. Beri is described below in “Potential Payments Upon Termination or Change in Control.”
Additional Compensation Components
In the future, we may provide different and/or additional compensation components, benefits and/or perquisites to our named executive officers to ensure that we provide a balanced and comprehensive compensation structure. We believe that it is important to maintain flexibility to adapt our compensation structure to properly attract, motivate and retain the top executive talent for which we compete, as well as to reflect current market and global conditions. All future practices regarding compensation components, benefits and/or perquisites will be subject to periodic review by our Compensation
Committee.
2024 Compensation Decisions
Increase to Base Salary and Target Bonus Percentage
In March 2024, the Board approved the following compensation changes for Mr. Nabiey, effective February 15, 2024: (1) a base salary increase from $315,000 to $328,000 and (2) a bonus target increase from 35% to 40% of his base salary. Such compensation changes were made in response to market competitive factors based on market compensation analyses reviewed by the Compensation Committee.
2024 Cash Incentive Program
In January 2024, the Compensation Committee approved an annual performance-based cash bonus program for certain of our executive officers, including Messrs. Hirsch, Bezdek, Voermann, and Nabiey. The program provides such individuals with a cash bonus opportunity based on the Company’s achievement of pre-established Adjusted Revenue Growth and
Adjusted EBITDA Margin goals for 2024, weighted equally.
2024 Severance Arrangements
In March 2024, the Company’s subsidiary, GoodRx, Inc. entered into (i) a First Amendment to the employment agreement dated April 25, 2023 with Mr. Wagner and (ii) an employment agreement with Mr. Voermann, each of which contains revised severance provisions.

Other Matters
Clawback Policy
Effective as of October 2, 2023, our Compensation Committee adopted a clawback policy that complies with Rule 10D-1 of the Exchange Act and the listing standards of The Nasdaq Stock Market LLC. The policy provides that we will recover any incentive-based compensation (whether cash or equity) received during the period of time specified in the policy by any current or former executive officer (as defined in Rule 10D-1(d) of the Exchange Act) which was predicated upon achieving certain financial results that were subsequently the subject of an accounting restatement. Under the policy, we will, subject to limited exceptions, recover from such executive officer(s) the amount by which the executive officer’s incentive compensation for the relevant period exceeded the amount that would have been received by such executive officer based on the restated financial results. The policy applies regardless of whether the applicable executive officer engaged in misconduct or otherwise caused or contributed to the requirement for the restatement and regardless of whether or when restated financial statements are filed by us.
Stock Ownership Guidelines
In order to align our executive officers’ interests with those of our stockholders, we have adopted stock ownership guidelines, which require that, during their respective tenures, our executive officers who are designated as “officers,” as defined in Rule 16a-1(f) of the Exchange Act, maintain certain ownership of Qualifying Shares. For more information, see
“Corporate Governance—Stock Ownership Guidelines.”
Anti-Hedging Policy
Unless pre-approved by our Board in each instance, our Insider Trading Compliance Policy prohibits our officers and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer to no longer have the same objectives as the Company’s other stockholders. For more information, see “Corporate Governance—Anti-Hedging Policy.”
Section 409A of the Internal Revenue Code
Section 409A of the Internal Revenue Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans.
Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Internal Revenue Code.
Section 280G of the Internal Revenue Code
Sections 280G and 4999 of the Internal Revenue Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Compensation Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control.
Section 162(m) of the Internal Revenue Code
Section 162(m) of the Internal Revenue Code disallows a tax deduction to public companies for compensation in excess of
$1 million paid to “covered employees”, which generally includes all named executive officers. While the Compensation
Committee may take the deductibility of compensation into account when making compensation decisions, the
Compensation Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.
Accounting for Stock-Based Compensation
The Company accounts for stock-based compensation in accordance with the requirements of Accounting Standards
Codification (“ASC”) Topic 718, Compensation - Stock Compensation. The Company also takes into consideration ASC
Topic 718 and other generally accepted accounting principles in determining changes to policies and practices for its stock-
based compensation programs.

COMPENSATION COMMITTEE REPORT
This Compensation Committee report does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any filing made by the Company under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent we incorporate such report by specific reference.
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with the management of the Company. Based on this review and these discussions, we have recommended to the Board of Directors that the
Compensation Discussion and Analysis be included in this proxy statement.
The preceding report has been furnished by the following members of the Compensation Committee:
Christopher Adams
Gregory Mondre

SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers for fiscal years 2023,
2022 and 2021, as well as their positions for 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Scott Wagner	2023	511,538	219	—	9,632,100	—	669	10,144,526
Interim Chief Executive Officer

Douglas Hirsch	2023	500,000	—	—	—	269,120	15,736	784,856
Chief Mission Officer	2022	500,000	—	—	—	—	7,290	507,290
Former Co-Chief Executive Officer	2021	500,000	—	—	—	357,176	21,928	879,104

Trevor Bezdek	2023	500,000	250	—	—	269,120	42,158	811,528
Chairman of the Board	2022	500,000	571	—	—	—	36,434	537,005
Former Co-Chief Executive Officer	2021	500,000	334	—	—	357,176	34,171	891,681

Karsten Voermann	2023	450,000	163,105	—	—	242,208	46,929	902,242
Chief Financial Officer	2022	439,000	205,395	4,541,371	—	—	49,294	5,235,060
	2021	428,000	250	—	—	91,723	997	520,970

Romin Nabiey	2023	311,250	55	1,120,395	1,000,000	140,000	12,187	2,583,887
Chief Accounting Officer	2022	300,000	—	856,863	1,000,000	105,000	11,100	2,272,963

Raj Beri	2023	500,000	500,218	2,800,989	2,500,000	—	14,242	6,315,449
Former Chief Operating Officer	2022	305,128	808,446	8,651,064	7,200,000	—	515	16,965,153

Bansi Nagji	2023	308,974	232	2,674,560	1,638,781	—	290,890	4,913,437
Former President, Healthcare	2022	500,000	—	—	—	—	12,017	512,017
	2021	500,000	148	—	—	357,176	9,641	866,965
_______________________________________
(1)Amounts for 2023 include (i) special bonuses of $219, $250, $313, $55, $218 and $232 for Messrs. Wagner, Bezdek, Voermann, Nabiey, Beri and Nagji,
respectively, (ii) a discretionary bonus of $162,792 for Mr. Voermann, and (iii) a retention bonus of $500,000 for Mr. Beri pursuant to his offer letter dated May 6,
2022.
(2)Amounts reflect the aggregate grant date fair value of RSUs and stock options granted to our named executive officers, computed in accordance with the provisions of ASC Topic 718, Compensation - Stock Compensation. These amounts do not reflect the actual economic value that will be realized by the employee upon the vesting, settlement or exercise of the stock option and/or stock award. The assumptions that we used to calculate these amounts are discussed in Note 15 to our audited consolidated financial statements for the fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K filed with the SEC on February
29, 2024. For Mr. Nagji, the amount reflects the incremental fair value of $1,638,781 resulting from a grant modification related to extension of the post-termination exercise period for his vested options in connection with his departure from the Company.
(3)Amounts for 2023 represent payments earned by our named executive officers based upon the achievement of 2023 executive bonus plan and individual performance objectives for the applicable year. Please see the description of the 2023 annual cash incentive program under “Cash Bonus Compensation” in the
CD&A above.
(4)Amounts for 2023 include (i) Company-paid matching contributions to our 401(k) plan of $3,333, $13,200, $11,400, $13,200 and $11,583 for Messrs. Hirsch, Bezdek
Nabiey, Beri and Nagji, respectively, (ii) Company reimbursement of cell phone expenses of $758 for each of Messrs. Hirsch, Bezdek, Voermann, Nabiey, Beri, $553 for Mr. Wagner and $465 for Mr. Nagji, (iii) tax gross-ups related to special bonuses of $116, $245, $146, $29, $284 and $132 for Messrs. Wagner, Bezdek,
Voermann. Nabiey, Beri and Nagji, respectively, (iv) Company reimbursement of professional organization dues and related travel expenses of $11,645 for Mr.
Hirsch and $27,955 for Mr. Bezdek, (v) Company reimbursement of commuting expense of $46,025 for Mr. Voermann and (vi) $278,710 in consulting fees for Mr.
Nagji pursuant to the Senior Advisor Agreement entered into with the Company on August 19, 2023.

Grants of Plan-Based Awards - Fiscal Year 2023
The following table sets forth information regarding grants of plan-based awards made to each named executive officer during the fiscal year ended December 31, 2023.

Name	Grant Date		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards (1)						Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards (3) ($)
			Threshold($)		Target ($)		Maximum ($)		Threshold Number of Shares	Target Number of Shares	Maximum Number of Shares
Scott Wagner	N/A		—		—		—		—	—	—	—	—	—	—
	5/12/2023		—		—		—		—	—	—	—	3,000,000	5.10	9,632,100

Douglas Hirsch	N/A		—		500,000		1,000,000		—	—	—	—	—	—	—

Trevor Bezdek	N/A		—		500,000		1,000,000		—	—	—	—	—	—	—

Karsten Voermann	N/A		—		450,000		900,000		—	—	—	—	—	—	—

Romin Nabiey	N/A		—		108,970		163,455		—	—	—	—	—	—	—
	5/30/2023		—		—		—		—	—	—	202,603	—	—	1,120,395
	5/30/2023		—		—		—		—	—	—	—	276,900	5.53	1,000,000

Raj Beri	N/A		—		500,000		1,000,000		—	—	—	—	—	—	—
	5/30/2023		—		—		—		—	—	—	506,508	—	—	2,800,989
	5/30/2023		—	—	—	—	—	—	—	—	—	—	692,252	5.53	2,500,000

Bansi Nagji	N/A		—		500,000		1,000,000		—	—	—	—	—	—	—
	8/19/2023	(2)	—		—		—		—	100,000	—	—	—	—	672,000
	8/19/2023		—		—		—		—	—	—	298,000	—	—	2,002,560
	6/16/2020		—		—		—		—	—	—	—	941,666	6.84	1,638,781	(4)
_______________________________________
(1)Amounts reflect the threshold, target and maximum payouts under our 2023 executive bonus plan (or, for Mr. Nabiey, pursuant to an individual bonus plan for 2023).
Additional information regarding our 2023 executive bonus plan and Mr. Nabiey’s individual bonus plan is set forth in "Cash Bonus Compensation."
(2)Amount reflects a performance-based RSU award granted to Mr. Nagji representing the right to receive up to 100,000 shares of our Class A common stock, which vested in full on December 31, 2023, based on Mr. Nagji's achievement of specified performance conditions relating to the successful completion of a multi-phase plan to de-prioritize certain solutions under our pharma manufacturer solutions offering, including vitaCare Prescription Services, Inc.
(3)Amounts reflect the aggregate grant date fair value of RSUs and stock options granted to our named executive officers, computed in accordance with the provisions of ASC Topic 718, Compensation - Stock Compensation. These amounts do not reflect the actual economic value that will be realized by the employee upon the vesting, settlement or exercise of the stock option and/or stock award. The assumptions that we used to calculate these amounts are discussed in Note 15 to our audited consolidated financial statements for the fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K filed with the SEC on February
29, 2024.
(4)Amount reflects the incremental fair value resulting from a grant modification related to extension of the post-termination exercise period for Mr. Nagji’s vested options in connection with his departure from the Company.

NARRATIVE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS
Scott Wagner
2023 Employment Agreement
On April 25, 2023, GoodRx, Inc. entered into an employment agreement with Mr. Wagner. The term of the employment agreement is for a period of one year and provides for at-will employment, an annual base salary of $750,000, and eligibility to participate in the health and welfare benefit plans and programs maintained by GoodRx, Inc. for the benefit of its employees and certain other perquisites. In addition, Mr. Wagner is eligible to earn a cash incentive bonus targeted at 100%
of his base salary, which bonus is payable based on the Board’s assessment of Mr. Wagner’s performance at the end of the employment term.
Pursuant to the employment agreement, in May 2023, Mr. Wagner was granted a nonqualified stock option covering
3,000,000 shares of the Company's Class A common stock under the 2020 Plan. The option vested and became exercisable in twelve substantially equal installments on each monthly anniversary of April 25, 2023, subject to Mr. Wagner’s continued
employment through the applicable vesting date.
Mr. Wagner is also subject to the terms and conditions of a proprietary information and invention assignment agreement containing confidentiality, intellectual property assignment, non-competition, non-solicitation and other protective covenants.
For a discussion of the payments and other benefits to which Mr. Wagner is entitled in the event of certain qualifying terminations in 2023, see “Potential Payments Upon Termination or Change-in-Control” below.
2024 First Amendment to Employment Agreement
On March 13, 2024, GoodRx, Inc. entered into a first amendment to the employment agreement with Mr. Wagner. The amendment amends the employment agreement to, among other things: (i) revise the term of his 2023 employment agreement  from a term ending on April 25, 2024 to an indefinite term until terminated in accordance with the terms of the amended employment agreement (the period from March 13, 2024 until such termination, the “new term”) and (ii) provide that Mr. Wagner will be eligible each year during the new term to receive a cash incentive bonus targeted at 100% of his annual base salary, which will be payable if Mr. Wagner and/or GoodRx meet applicable performance goals, as determined by the Company’s Board at its discretion (subject to Mr. Wagner’s continued employment through the payment date).
Pursuant to the amendment, in March 2024, Mr. Wagner was granted a nonqualified stock option  and a RSU award covering shares of the Company's Class A common stock, each having a target value of $4 million, under the 2020 Plan.
Each equity award will vest and become exercisable, as applicable, in eight substantially equal installments on May 8, 2024 and each monthly anniversary thereafter, subject to Mr. Wagner’s continued employment through the applicable vesting date.
For a discussion of the payments and other benefits to which Mr. Wagner is entitled in the event of certain qualifying terminations in future, see “Potential Payments Upon Termination or Change-in-Control” below.
Douglas Hirsch and Trevor Bezdek
2023 Employment Agreements
In connection with the transition of Messrs. Hirsch and Bezdek from the Company’s Co-Chief Executive Officers to the
Company’s Chief Mission Officer and Chairman of the Board, respectively, GoodRx, Inc. entered into second amended and restated employment agreements with each executive that became effective on April 25, 2023 and superseded their existing
2020 employment agreements. The term of each of the second amended and restated employment agreements is for a period of 18 months and each such agreement provides for at-will employment, an annual base salary of $500,000, and eligibility to participate in the health and welfare benefit plans and programs maintained by GoodRx, Inc. for the benefit of its employees and certain other perquisites. In addition, each of Messrs. Hirsch and Bezdek is eligible to earn an annual cash incentive bonus targeted at 100% of the applicable executive’s base salary (subject to continued employment (a) for 2023, through December 31, 2023 and (b) for 2024, the end of the employment agreement term), which bonus is payable upon the achievement of certain performance targets.
Pursuant to the second amended and restated employment agreements, each of Messrs. Hirsch and Bezdek agreed not to sell any securities of the Company without Board approval, subject to certain exceptions including, but not limited to, pursuant to any new, modified or amended contract, instruction or written plan intended to satisfy the affirmative defense conditions of Rule 10b5-1(c)(1) under the Exchange Act (a “Rule 10b5-1 Plan”) that has been approved by the Board after
April 25, 2023 or an existing Rule 10b5-1 Plan.
For a discussion of the payments and other benefits to which Messrs. Hirsch and Bezdek are entitled in the event of certain qualifying terminations, see “Potential Payments Upon Termination or Change-in-Control” below.

Karsten Voermann
2020 Offer Letter
On February 12, 2020, GoodRx, Inc. entered into an employment offer letter with Mr. Voermann, which provides for at-will employment, an annual base salary, and eligibility to participate in the health and welfare benefit plans and programs maintained by GoodRx, Inc. for the benefit of its employees. In addition, Mr. Voermann is eligible to earn an annual performance bonus targeted at 30% of his base salary (which percentage was increased to 100% of his base salary as of
September 21, 2022), subject to his continued employment through the bonus payment date.
Pursuant to the offer letter, Mr. Voermann was granted a nonqualified stock option covering 600,000 shares of our Class A common stock under the 2015 Plan in March 2020. The stock option vests and becomes exercisable in equal monthly installments over the four years following Mr. Voermann’s start date, subject to his continuous service with the Company through the applicable vesting dates.
Mr. Voermann was also required to execute the Company’s proprietary information and invention assignment agreement as a condition to his employment under the offer letter.
For a discussion of the payments and other benefits to which Mr. Voermann is entitled in the event of certain qualifying terminations in 2023, see “Potential Payments Upon Termination or Change-in-Control” below.
2024 Employment Agreement
On March 4, 2024, GoodRx, Inc. entered into an employment agreement with Mr. Voermann, which superseded his 2020 offer letter. Mr. Voermann’s employment under the employment agreement is at-will and will continue for an indefinite term until terminated.  The employment agreement provides for an annual base salary of $450,000 and eligibility to participate in the health and welfare benefit plans and programs maintained by GoodRx, Inc. for the benefit of its employees and certain other perquisites. In addition, Mr. Voermann is eligible to earn an annual cash incentive bonus targeted at 100% of his base salary, which bonus is payable upon the achievement of certain performance targets as determined by the Board at its discretion and subject to Mr. Voermann's continued employment through the payment date.
Pursuant to the employment agreement, in March 2024, Mr. Voermann was granted a nonqualified stock option and an RSU award covering shares of the Company's Class A common stock, each having a target value of $2.5 million under the 2020
Plan. Each equity award will vest and become exercisable, as applicable, as to 25% of such equity award on January 8,
2025, and as to one-sixteenth (1/16th) of such equity award on each quarterly anniversary thereafter, in each case, subject to Mr. Voermann’s continued employment through the applicable vesting date.
Mr. Voermann continues to be subject to a proprietary information and invention assignment agreement containing confidentiality, intellectual property assignment, employee non-solicitation and other covenants.
For a discussion of the payments and other benefits to which Mr. Voermann is entitled in the event of certain qualifying terminations in future, see “Potential Payments Upon Termination or Change-in-Control” below.
Romin Nabiey 2017 Offer Letter
On March 22, 2017, GoodRx, Inc. entered into an employment offer letter with Mr. Nabiey, which provides for at-will employment, an annual base salary, and eligibility to participate in the health and welfare benefit plans and programs maintained by GoodRx, Inc. for the benefit of its employees.
Mr. Nabiey was also required to execute the Company’s proprietary information and invention assignment agreement as a condition to his employment under the offer letter.
For a discussion of the payments and other benefits to which Mr. Nabiey is entitled in the event of certain qualifying terminations, see “Potential Payments Upon Termination or Change-in-Control” below.
Raj Beri 2022 Offer Letter and 2023 Letter Agreement
On May 6, 2022, GoodRx, Inc. entered into an employment offer letter with Mr. Beri, which provides for at-will employment, an annual base salary and eligibility to participate in the health and welfare benefit plans and programs maintained by
GoodRx, Inc. for the benefit of its employees. In addition, Mr. Beri is eligible to earn an annual performance bonus targeted at 100% of his base salary, prorated for his first year of employment and subject to his continued employment through the bonus payment date.
Pursuant to the offer letter, Mr. Beri was eligible to receive a one-time sign-on bonus in an aggregate amount of $500,000, which was advanced to Mr. Beri in a lump sum payment in June 2022. In the event that Mr. Beri’s employment had terminated for any reason prior to the one-year anniversary of his employment start date, he would have had to repay to the
Company the full amount of the signing bonus.

Pursuant to the offer letter, Mr. Beri was eligible to receive a retention bonus in an aggregate amount of $500,000 after the one-year anniversary of his employment start date. If Mr. Beri had resigned or if his employment had been terminated for cause (as defined in the offer letter) prior to the one-year anniversary of his employment start date, Mr. Beri would have forfeited the retention bonus in its entirety.
Pursuant to the offer letter, in June 2022, Mr. Beri was granted a nonqualified stock option with a value of $7.2 million, based on the grant date Black-Scholes fair value, and a RSU award covering shares of the Company's Class A common stock with a value of $10.8 million under the 2020 Plan. The stock option and RSUs vest in equal quarterly installments over a four-
year period, subject to continued employment. Pursuant to the offer letter, Mr. Beri may not sell or otherwise transfer any shares issued to him pursuant to the RSU award and/or the stock option award prior to the one-year anniversary of his employment start date.
Mr. Beri was also required to execute the Company’s proprietary information and invention assignment agreement as a condition to his employment under the offer letter.
Additionally, pursuant to that certain letter agreement by and between Mr. Beri and GoodRx, Inc. dated May 30, 2023, Mr.
Beri was eligible to receive a retention bonus in the amount of $500,000. The letter agreement provides that (i) if Mr. Beri resigned other than for “good reason” or if his employment was terminated for “cause” (each as defined in the letter agreement) prior to May 24, 2024, Mr. Beri would forfeit the retention bonus in its entirety, and (ii) if Mr. Beri’s employment was terminated other than for cause prior to May 24, 2024, then Mr. Beri would be deemed to have earned a pro-rata portion of such retention bonus based on the amount of time he was employed during the retention period.
For a discussion of the payments and other benefits which Mr. Beri was entitled in the event of certain qualifying terminations, as well as those that Mr. Beri received in connection with his termination of employment on February 15, 2024, see “Potential Payments Upon Termination or Change-in-Control” below.
Bansi Nagji
2020 Offer Letter
On March 29, 2020, GoodRx, Inc. entered into an employment offer letter with Mr. Nagji, which provided for at-will employment, an annual base salary, and eligibility to participate in the health and welfare benefit plans and programs maintained by GoodRx, Inc. for the benefit of its employees. In addition, Mr. Nagji was eligible to earn an annual discretionary performance bonus equal to 100% of his base salary, subject to his continued employment through the end of the applicable performance year.
Pursuant to the offer letter, Mr. Nagji was granted a nonqualified stock option covering 1,500,000 shares of our common stock under the 2015 Plan in June 2020. Each of the performance conditions set forth in the option agreement was satisfied in September 2020, such that 25,000 shares vested as of the closing date of our IPO and following such satisfaction, the option vests and becomes exercisable as follows: (i) as to 1,100,000 of the shares underlying the option, to the extent not vested as of the IPO closing date, with respect to 1/48 of such shares on each monthly anniversary of June 10, 2020; and
(ii) as to 400,000 of the shares underlying the option, in full on January 1, 2022.
Mr. Nagji was also required to execute the Company’s proprietary information and invention assignment agreement as a condition to his employment under the offer letter.
For a discussion of the payments and other benefits that Mr. Nagji received in connection with his termination of employment on August 11, 2023, see “Potential Payments Upon Termination or Change-in-Control” below.
Senior Advisor Agreement
In connection with his separation from the Company as our President, Healthcare, on August 19, 2023, we entered into a senior advisor agreement with Mr. Nagji, pursuant to which he provides specified advisory services to us for a term ending on December 31, 2024, unless extended by written agreement between the parties or earlier terminated in accordance with the terms of the senior advisor agreement. As compensation for his services as an advisor, the senior advisor agreement provides for (i) a monthly fee of $60,000, prorated for the first month following the execution of the senior advisor agreement;
(ii) the grant of a time-based RSU award representing the right to receive up to 298,000 shares of our Class A common stock, which vests in five equal installments on a quarterly basis, with the first installment vesting on December 31, 2023
(the "Nagji Time-Based RSU Award"), subject to his continued service under the senior advisor agreement; and (iii) the grant of a performance-based RSU award representing the right to receive up to 100,000 shares of our Class A common stock, which vested in full on December 31, 2023, based on his achievement of specified performance conditions relating to the successful completion of our a multi-phase plan to de-prioritize certain solutions under our pharma manufacturer solutions offering, including vitaCare Prescription Services, Inc. (the "Nagji Performance-Based RSU Awards"). Pursuant to the senior advisor agreement, in the event that we terminate the senior advisor agreement for any reason other than Mr. Nagji's non-
performance under the senior advisor agreement, his breach of any material provision of the senior advisor agreement or his death, then, among other things, (a) any and all remaining unpaid monthly fees will immediately become due and payable, and (b) all then-unvested RSUs under the Nagji Time-Based RSU Award will accelerate and vest immediately.

OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table summarizes the number of shares of Class A and Class B common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023.
Unless otherwise specified, each equity award listed in the following table was granted under the 2020 Plan and covers
Class A common stock.

Name	Option Awards						Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Scott Wagner	05/12/2023	(1)	2,000,000	1,000,000	5.10	05/12/2033	—	—
Douglas Hirsch	09/11/2020	(2)	—	—	—	—	769,784	5,157,553
Trevor Bezdek	09/11/2020	(2)	—	—	—	—	769,784	5,157,553
Karsten Voermann	03/27/2020	(3)	305,000	37,500	6.84	03/26/2030	—	—
	09/22/2022	(4)	—	—	—	—	594,704	3,984,517
Romin Nabiey	05/31/2017	(5)	8,500	—	2.18	05/30/2027	—	—
	09/06/2018	(6)	14,844	—	5.18	09/05/2028	—	—
	01/31/2020	(7)	73,531	2,084	5.94	01/30/2030	—	—
	09/22/2022	(8)	85,321	187,709	5.25	09/21/2032	—	—
	05/30/2023	(9)	34,612	242,288	5.53	05/30/2033	—	—
	03/15/2021	(10)	—	—	—	—	13,030	87,301
	09/22/2022	(4)	—	—	—	—	112,209	751,800
	05/30/2023	(11)	—	—	—	—	177,278	1,187,763
Raj Beri	06/16/2022	(12)	670,657	1,117,762	5.94	06/15/2032	—	—
	05/30/2023	(9)	86,531	605,721	5.53	05/30/2033	—	—
	06/16/2022	(13)	—	—	—	—	910,255	6,098,709
	05/30/2023	(11)	—	—	—	—	443,195	2,969,407
Bansi Nagji	06/16/2020	(14)	941,666	—	6.84	12/31/2024	—	—
	08/19/2023	(15)	—	—	—	—	238,400	1,597,280
_______________________________________
(1)This option vests and becomes exercisable with respect to 1/12 of the total number of shares underlying the option on each monthly anniversary of April 25, 2023.
(2)This RSU award covers Class B common stock, and vests with respect to 1/16 of the total number of RSUs on each quarterly anniversary of September 1, 2020. In the event of a
“change in control” (as defined in the 2020 Plan), up to 25% of the RSUs subject to the award will vest, and in the event that the RSU award is assumed in connection with a change in control, the vesting period of the RSU award will shorten from four years to three years. Upon a termination of employment without “cause” or for “good reason” (each as defined in the applicable employment agreement), up to 50% of the RSU award will accelerate and vest, or, if either such termination occurs within 12 months following a change in control, then 100% of the RSU award will accelerate and vest. Upon a termination due to death or “disability” (as defined in the applicable employment agreement), the next quarterly vesting tranche of the RSU award will accelerate and vest.
(3)This option was granted under the 2015 Plan and vested and became exercisable with respect to 1/48 of the total number of shares underlying the option on each monthly anniversary of April 2, 2020. The option will vest in full upon the termination of Mr. Voermann’s employment without “cause” or for “good reason” within 12 months after a “sale of the company” (each as defined in the 2015 Plan).
(4)This RSU award vests with respect to 1/16 of the award in quarterly installments on December 8, 2022 and on each quarterly anniversary thereafter.
(5)This option was granted under the 2015 Plan and was fully vested as of the end of the last fiscal year.
(6)This option was granted under the 2015 Plan and was fully vested as of the end of the last fiscal year.
(7)This option was granted under the 2015 Plan and vested and became exercisable with respect to 1/48 of the total number of shares underlying the option on each monthly anniversary of February 1, 2020.
(8)The option vests and becomes exercisable with respect to 1/16 of the total number of shares underlying the option in quarterly installments on December 8, 2022 and on each quarterly anniversary thereafter.
(9)The option vests and becomes exercisable with respect to 1/16 of the total number of shares underlying the option in quarterly installments on August 8, 2023 and on each quarterly anniversary thereafter.
(10)This RSU award vests with respect to 1/16 of the award in quarterly installments on April 1, 2021 and on each quarterly anniversary thereafter.
(11)This RSU award vests with respect to 1/16 of the award in quarterly installments on August 8, 2023 and on each quarterly anniversary thereafter.
(12)This option vests and becomes exercisable with respect to 1/16 of the total number of shares underlying the option in quarterly installments on August 20, 2022 and on each quarterly anniversary thereafter. If Mr. Beri’s employment is terminated without “cause” or for “good reason” within 24 months after a “sale of the company” (each as defined in the option agreement), then all time-based vesting conditions that apply to the option will be waived and the option will vest and become exercisable in full as of the termination date.
(13)This RSU award vests with respect to 1/16 of the award in quarterly installments on August 20, 2022 and on each quarterly anniversary thereafter. If Mr. Beri’s employment is terminated without “cause” or for “good reason” within 24 months after a “sale of the company” (each as defined in the RSU award agreement), then all time-based vesting conditions that apply to the RSU award will be waived and the award will vest as of the termination date.
(14)This option vested and became exercisable as follows: (i) as to 1,100,000 of the shares underlying the option, with respect to 1/48 of such shares on each monthly anniversary of
June 10, 2020; and (ii) as to 400,000 of the shares underlying the option, on January 1, 2022. Pursuant to the Separation Agreement dated August 11, 2023, the post-termination exercise period for Mr. Nagji's vested and exercisable options was extended to December 31, 2024. This option was granted under the 2015 Plan.
(15)This RSU award vests with respect to 1/5 of the award in quarterly installments on December 31, 2023 and on each quarterly anniversary thereafter.

OPTION EXERCISES AND STOCK VESTED – FISCAL YEAR 2023
The following table shows the number of shares acquired upon exercise of option awards and the vesting of stock awards and the value realized upon such exercise and vesting, in each case, by our named executive officers for the fiscal year ending December 31, 2023.

Name	Option Awards		Stock Award
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Douglas Hirsch	—	—	8,871,739	49,034,288
Trevor Bezdek	—	—	8,871,739	49,034,288
Karsten Voermann	—	—	216,256	1,244,013
Romin Nabiey	—	—	76,552	475,523
Raj Beri	—	—	427,415	2,477,410
Bansi Nagji	—	—	159,600	1,069,320
_______________________________________
(1)Represents the gross number of shares acquired upon vesting and settlement of RSUs, without taking into account any shares withheld to satisfy applicable tax withholding obligations.
(2)Value realized on vesting is computed by multiplying the number of shares subject to the RSU award that vested by the fair market value of the Company’s common stock one day prior to the applicable vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Mr. Wagner
2023 Employment Agreement
Under Mr. Wagner's 2023 employment agreement, if Mr. Wagner’s employment is terminated without “cause” or due to his death, “disability” or resignation for “good reason” (each, as defined in the employment agreement), prior to April 25, 2024, then, subject to his timely execution and non-revocation of a general release of claims and continued compliance with restrictive covenants, Mr. Wagner will be eligible to receive (i) an amount equal to the base salary (at the rate in effect on the termination date) that Mr. Wagner would have received had he remained employed through April 25, 2024, (ii) an incentive bonus determined in the Board’s sole discretion (pro-rated for the portion of the year during which Mr. Wagner was employed) and (iii) company-reimbursed COBRA continuation coverage premiums for the severance period.
Mr.  Wagner's employment agreement also includes a “best pay” provision under Section 280G of the Internal Revenue
Code, pursuant to which any “parachute payments” that become payable to Mr. Wagner will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Internal Revenue Code, whichever results in the better after-tax treatment to Mr. Wagner.
2024 First Amendment to Employment Agreement
On March 13, 2024, GoodRx, Inc. entered into an amendment to the employment agreement with Mr. Wagner, which amends the 2023 employment agreement to, among other things: (i) revise the severance benefits payable to Mr. Wagner if
Mr. Wagner’s employment is terminated without “cause” or due to his death, “disability” or resignation for “good reason” (each, as defined in the amended employment agreement), such that Mr. Wagner will be eligible to receive (a) 12 months of continued payment of his base salary, (b) a pro-rated incentive bonus for the year of termination and (c) 12 months of company-reimbursed COBRA continuation coverage premiums and (ii) clarify that neither the appointment of a
Chief Executive Officer of GoodRx or Mr. Wagner’s change in position or termination of his employment in connection with the appointment of such Chief Executive Officer will constitute an event giving rise to “good reason” or will constitute a termination of Mr. Wagner’s employment without “cause”.

Messrs. Hirsch and Bezdek
The second amended and restated employment agreements entered into with Messrs. Hirsch and Bezdek in April 2023 in connection with their transition from the Company’s Co-Chief Executive Officers to the Company’s Chief Mission Officer and
Chairman of the Board, respectively, amended and restated, among other things, the severance provisions of each executive's employment agreement such that if the applicable executive’s employment is terminated without “cause” or due to his death, “disability” or resignation for “good reason” (each, as defined in the respective second amended and restated
employment agreement), then, in addition to any accrued obligations and subject to the executive’s timely execution and non-revocation of a general release of claims, such executive will be eligible to receive (i) an amount equal to his base salary (at the rate in effect on the termination date) that the executive would have received had he remained employed through the 18-month anniversary of April 25, 2023 and (ii) company-reimbursed COBRA continuation coverage premiums for the period from the separation date until the 18-month anniversary of April 25, 2023.
The employment agreements also include a “best pay” provision under Section 280G of the Internal Revenue Code, pursuant to which any “parachute payments” that become payable to Mr. Hirsch or Mr. Bezdek will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Internal Revenue Code, whichever results in the better after-tax treatment to Mr. Hirsch or Mr. Bezdek, as applicable.
IPO RSU Awards
Additionally, in connection with our IPO, our Board granted RSU awards covering shares of Class B common stock to each of Messrs. Hirsch and Bezdek. The time-vesting portion of such RSU awards are subject to the following acceleration terms
(with any acceleration upon a termination of employment subject to the timely execution and non-revocation of a general release of claims): (i) in the event of a change in control of the company (as defined in the 2020 Plan) then up to 25% of the time-vesting RSU award will vest, and in the event that the time-vesting RSU award is assumed in connection with a change in control, the vesting period of the time-vesting RSU award will shorten from four years to three years; (ii) upon a termination of employment without “cause” or for “good reason” (each as defined in the applicable executive’s employment agreement), up to 50% of the time-vesting RSU award will accelerate and vest, or, if either such termination occurs within 12 months following a change in control, then 100% of the time-vesting RSU award will accelerate and vest; and (iii) upon a termination due to death or “disability” (as defined in the applicable employment agreement), the next quarterly vesting tranche of the time-vesting RSU award will accelerate and vest.
Mr. Voermann
2020 Offer Letter
In February 2020, we entered into an employment offer letter with Mr. Voermann, pursuant to which if Mr. Voermann’s employment is terminated without “cause” or for “good reason” within 12 months after a “sale of the company” (each as defined in the 2015 Plan), then the option granted to him in March 2020 pursuant to his offer letter will vest and become exercisable in full as of his termination date.
2024 Employment Agreement
Pursuant to Mr. Voermann's 2024 employment agreement, if Mr. Voermann’s employment is terminated without “cause” or due to his resignation for “good reason” (each, as defined in the employment agreement), then, in addition to any accrued obligations and subject to his timely execution and non-revocation of a general release of claims and continued compliance with certain restrictive covenants, Mr. Voermann will be eligible to receive (i) 12 months of continued payment of his base salary; (ii) an incentive bonus in an amount determined in the Board’s sole discretion (pro-rated for the portion of the year during which Mr. Voermann was employed based on a 365-day calendar year); (iii) any accrued but unpaid incentive bonus for a performance period ending on or preceding the termination date; (iv) 12 months of company-reimbursed COBRA continuation coverage premiums; and (v) if such termination occurs within 12 months following a “change in control” (as defined in the 2020 Plan), then each of the equity awards granted to Mr. Voermann in March 2024 pursuant to the employment agreement and the restricted stock unit award granted to Mr. Voermann on September 22, 2022 shall vest and, to the extent applicable, become exercisable as of the termination date on an accelerated basis with respect to the number of shares that would have vested (and become exercisable, if applicable) had Mr. Voermann remained in continuous employment beyond the termination date for twelve additional months (taking into account the pro rata portion of the final quarter of such twelve month period, and provided that the Board may determine at any time on or prior to the termination date that all or any greater portion of such awards shall become fully vested and, to the extent applicable, exercisable as of the termination date).
The employment agreement also includes a “best pay” provision under Section 280G of the Internal Revenue Code, pursuant to which any “parachute payments” that become payable to Mr. Voermann will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Internal Revenue Code, whichever results in the better after-tax treatment to Mr. Voermann.

Mr. Nabiey
In March 2017, we entered into an employment offer letter with Mr. Nabiey. Mr. Nabiey’s employment offer letter does not include any provision that would entitle him to receive any payments or other benefits upon termination, a change in control of the Company or a change in Mr. Nabiey’s responsibilities.
Mr. Beri
2022 Offer Letter
In May 2022, we entered into an employment offer letter with Mr. Beri, pursuant to which if Mr. Beri’s employment is terminated without “cause” (as defined in the offer letter), then, in addition to any accrued obligations and subject to his timely execution and non-revocation of a general release of claims, he will be eligible to receive (i) a lump sum payment equal to 12 months of his then-current base salary; (ii) a lump sum payment equal to 100% of his target annual performance bonus for the year in which the termination occurs; and (iii) four months of Company-paid COBRA continuation coverage premiums. If Mr. Beri’s employment is terminated without "cause" within 24 months following a change in control (as defined in the 2020 Plan), then, subject to his timely execution and non-revocation of a release of claims, he will be eligible to receive (i) a lump sum payment equal to 12 months of his then-current base salary; (ii) a lump sum payment equal to 100%
of his target annual performance bonus for the year in which the termination occurs; (iii) six months of Company-paid
COBRA continuation coverage premiums; and (iv) full accelerated vesting of the RSU award and stock option award granted under the offer letter.
2023 Retention Bonus Letter
Pursuant to that certain letter agreement by and between Mr. Beri and GoodRx, Inc. dated May 30, 2023, under which Mr.
Beri was eligible to receive a retention bonus in the amount of $500,000, (i) if Mr. Beri resigns other than for “good reason”
or if his employment is terminated for “cause” (each as defined in the letter agreement) prior to May 24, 2024, Mr. Beri would forfeit the retention bonus in its entirety, and (ii) if Mr. Beri’s employment is terminated other than for cause prior to May 24,
2024, then Mr. Beri will be deemed to have earned a pro-rata portion of such retention bonus based on the amount of time he was employed during the retention period.
2024 Separation of Service
In connection with Mr. Beri’s departure from the Company, on February 23, 2024, we entered into a separation agreement and release with Mr. Beri. The separation agreement became effective on March 2, 2024. Pursuant to the separation agreement, Mr. Beri received the following payments and benefits:
•cash severance payments of (i) $500,000, representing 12 months of Mr. Beri’s base salary, (ii) $500,000, representing Mr. Beri’s full target annual cash performance bonus amount for 2024, and (iii) $134,000, representing the unearned portion of Mr. Beri’s retention bonus pursuant to that certain letter agreement, dated May 30, 2023, by and between GoodRx and Mr. Beri (the earned portion of Mr. Beri's retention bonus was paid to him pursuant to his retention bonus letter, as described below);
•a discretionary cash bonus payment of $375,000;
•immediate vesting of Mr. Beri’s unvested stock options to purchase up to 111,776 shares of the Company’s Class A common stock at an exercise price of $5.94 per share;
•an extension through February 15, 2025 for Mr. Beri to exercise his vested and exercisable stock options to purchase (i) 782,433 shares of the Company’s Class A common stock at an exercise price of $5.94 per share and
(ii) 129,797 shares of the Company’s Class A common stock at an exercise price of $5.53 per share; and
•company-reimbursed COBRA continuation coverage premiums for a period of 12 months following his separation date. Separation Date.
In exchange for the consideration provided in the separation agreement, Mr. Beri has agreed to, among other things, a general release of claims whereby Mr. Beri has agreed to release and discharge GoodRx and its related parties from any and all claims and causes of action arising out of, or in any way related to, agreements, events, acts or conduct at any time prior to and including the effective date of his separation agreement, except for such claims and causes of actions that by law cannot be waived. The separation agreement also contains a non-disparagement clause and certain other customary provisions.
In addition, pursuant to Mr. Beri’s 2023 retention bonus letter, Mr. Beri received a pro-rated portion of the retention bonus equal to $366,000 in connection with his termination of employment.
Mr. Beri continues to be subject to a proprietary information and invention assignment agreement containing confidentiality, intellectual property assignment and other covenants.

Mr. Nagji
2020 Offer Letter
In March 2020, we entered into an employment offer letter with Mr. Nagji, pursuant to which if Mr. Nagji’s employment were terminated by the company without cause or by him for good reason, he would be eligible to receive 12 months of continued
payment of his base salary (subject to his execution and non-revocation of a general release of claims) and any bonus amount that is earned but unpaid as of the termination date. Additionally, if Mr. Nagji’s employment were terminated without cause or for good reason within 24 months after a “sale of the company,” then all time-based vesting conditions that apply to the stock option granted to him in June 2020 pursuant to his offer letter would be waived and the option would vest and become exercisable in full as of the termination date, subject to his execution and non-revocation of a general release of claims.
The offer letter also included a “best pay” provision under Section 280G of the Code, pursuant to which any “parachute payments” that become payable to Mr. Nagji would either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever results in the better after-tax treatment to Mr. Nagji.
2023 Separation of Service
In connection with Mr. Nagji's departure from the Company, on August 11, 2023, we entered into a separation agreement and release with Mr. Nagji. Pursuant to the separation agreement, the post-termination exercise period for the vested and exercisable options held by Mr. Nagji as of his separation date was extended from November 11, 2023 to December 31,
2024. In addition, Mr. Nagji expressly waived any right to any salary severance, bonus, or other separation benefits as set forth in the 2020 Offer Letter.
In exchange for the consideration provided in the separation agreement, Mr. Nagji has agreed to, among other things, a general release of claims whereby Mr. Nagji has agreed to release and discharge GoodRx and its related parties from any and all claims and causes of action arising out of, or in any way related to, agreements, events, acts or conduct at any time prior to and including the effective date of his separation agreement, except for such claims and causes of actions that by law cannot be waived.
Mr. Nagji continues to be subject to a proprietary information and invention assignment agreement containing confidentiality, intellectual property assignment and other covenants.
Additionally, in connection with his separation, we entered into a senior advisor agreement with Mr. Nagji, as described above under “Narrative to Summary Compensation Table and Grants of Plan-Based Awards – Bansi Nagji – Senior Advisor
Agreement”.
Terms of Equity Awards Granted under the 2020 Plan
Pursuant to the terms of the 2020 Plan, in the event of a change in control (as defined in the 2020 Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards will become fully vested and exercisable in connection with the transaction.

Estimated Potential Payments
The following table summarizes the payments that would be made to our named executive officers, excluding Mr. Nagji, whose employment terminated on August 11, 2023, and whose termination payments and benefits are described below, and above under “Potential Payments Upon Termination or Change-in-Control”, upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on December 31, 2023 and based on their respective compensation arrangements in effect as of December 31, 2023. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the named executive officers during his employment that are available to all salaried employees. Amounts shown assume that any successor company in a change in control assumed or substituted awards for any outstanding awards under the 2020 Plan.

Name	Benefit	Death or Disability ($)	Termination Without Cause or for Good Reason (no Change in Control) ($)	Change in Control (no Termination) ($)	Termination Without Cause or for Good Reason in Connection with a Change in Control ($)
Scott Wagner	Cash	250,000	250,000	—	250,000
	Equity Acceleration	—	—	—	—
	COBRA Premium Reimbursement (1)	11,863	11,863	—	11,863
	Total (3)	261,863	261,863	—	261,863

Douglas Hirsch	Cash	416,667	416,667	—	416,667
	Equity Acceleration (2)	1,719,187	5,157,553	5,157,553	5,157,553
	COBRA Premium Reimbursement (1)	29,659	29,659	—	29,659
	Total (3)	2,165,513	5,603,879	5,157,553	5,603,879

Trevor Bezdek	Cash	416,667	416,667	—	416,667
	Equity Acceleration (2)	1,719,187	5,157,553	5,157,553	5,157,553
	COBRA Premium Reimbursement (1)	29,659	29,659	—	29,659
	Total (3)	2,165,513	5,603,879	5,157,553	5,603,879

Karsten Voermann	Cash	—	—	—	—
	Equity Acceleration	—	—	—	—
	COBRA Premium Reimbursement	—	—	—	—
	Total	—	—	—	—

Romin Nabiey	Cash	—	—	—	—
	Equity Acceleration	—	—	—	—
	COBRA Premium Reimbursement	—	—	—	—
	Total	—	—	—	—

Raj Beri (4)	Cash	—	1,000,000	—	1,000,000
	Equity Acceleration (2)	—	—	—	6,948,208
	COBRA Premium Reimbursement (1)	—	11,863	—	17,795
	Total (3)	—	1,011,863	—	7,966,003
_______________________________________
(1)Represents the estimated value of COBRA premium reimbursement based upon the monthly cost of such benefits to the Company as of December 31, 2023.
(2)Represents the value of unvested time-based RSUs held by Messrs. Hirsch, Bezdek and Beri on December 31, 2023 that would be subject to accelerated vesting, based on the closing stock price of our common stock on December 30, 2023 ($6.70), the last trading day prior to our December 31, 2023 fiscal year end.
(3)Amounts shown are the maximum potential payment the named executive officer would have received as of December 31, 2023, and do not take into account any potential reduction pursuant to Section 280G of the Internal Revenue Code best pay provision set forth in the named executive officer’s employment arrangement.
Any such reduction, if any, would be calculated upon the named executive officer’s actual termination of employment.
(4)Mr. Beri’s employment terminated on February 15, 2024. The payments and benefits received by Mr. Beri in connection with such termination are described above in
“--Mr. Beri--2024 Separation of Service.”

Termination Payments to Mr. Nagji
In connection with Mr. Nagji's departure from the Company on August 11, 2023, the post-termination exercise period for the vested and exercisable options held by Mr. Nagji as of his separation date was extended from November 11, 2023 to
December 31, 2024.
Additionally, in connection with his separation, we entered into a senior advisor agreement with Mr. Nagji, which provides that Mr. Nagji will provide advisory services to us through December 31, 2024 in exchange for a monthly fee of $60,000 and time-based and performance-based RSU awards. Mr. Nagji’s senior advisor agreement is further described above under
“Narrative to Summary Compensation Table and Grants of Plan-Based Awards – Bansi Nagji – Senior Advisor Agreement”.

CHIEF EXECUTIVE OFFICER PAY RATIO
As required under Item 402(u) of Regulation S-K of the Securities Exchange Act of 1934, we are required to disclose the ratio of our 2023 Interim Chief Executive Officer's annual total compensation to the median annual total compensation of our other employees.
Accordingly, we determined that the 2023 annual total compensation of the employee identified as our median paid employee, other than our 2023 Interim Chief Executive Officer, Mr. Wagner, was $272,143. The following table shows the
2023 total annual compensation for Mr. Wagner, as reported in the Summary Compensation Table, except for his base salary and mobile phone allowance, which were included at an annualized rate in accordance with Item 402(u) of Regulation
S-K, and the ratio of the annual total compensation for our Interim Chief Executive Officer to the median of the annual total compensation of our other employees.

Interim Chief Executive Officer	Total Compensation for Interim Chief Executive Officer as reported in the Summary Compensation Table	Total Compensation for Median Paid Employee	Ratio
Scott Wagner	$10,383,193	$272,143	38.15:1
Methodology:
•Measurement Date: We identified the median compensated employee using our entire employee population as of December 31, 2023 and the Principal Executive Officer on December 31, 2023.
•Principal Executive Officer: In accordance with Instruction 10 to Item 402(u), we used the annualized 2023 compensation for Mr. Wagner, who was the Principal Executive Officer serving in such position as of December
31, 2023, which was the date selected to identify the median employee.
•Identification of Median Employee: We identified the median compensated employee using the aggregate of the following amounts, which we believe is a reasonable estimate for annual total compensation of our employees as it includes all significant elements of compensation of our employees:
◦annual base pay as of December 31, 2023 for salaried employees;
◦regular, overtime, double time, and premium pay for hourly employees received in 2023;
◦incentives and bonuses earned in 2023; and
◦the grant date fair value of equity awards granted in 2023.
•Calculated 2023 Interim Chief Executive Officer Pay Ratio: Once the median employee was identified, we calculated annual total compensation for such employee using the same methodology we use to report our
2023 Interim Chief Executive Officer’s total annual compensation, except for his base salary and mobile phone allowance, which were annualized in accordance with Item 402(u) of Regulation S-K.
•Employee Population: We captured all full-time and part-time employees, consisting of 693 individuals as of
December 31, 2023. We do not have any seasonal or temporary employees as of December 31, 2023. In addition, we annualized the base pay of all permanent eligible employees who were employed by us for less than the entire calendar year.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance.
Pay Versus Performance Table
The following table discloses information on compensation actually paid ("CAP") to our principal executive officers ("PEOs") and the average CAP for non-PEO named executive officers ("Non-PEO NEOs") during the specified years alongside total shareholder return ("TSR") and net income metrics.

Year	Summary Compensation Table Total for PEO (1)			Compensation Actually Paid to PEO (2)			Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Average Compensation Actually Paid to Non-PEO NEOs (4) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions) (6) ($)	Adjusted EBITDA (millions) (7) ($)
	PEO (Wagner) ($)	PEO (Hirsch) ($)	PEO (Bezdek) ($)	PEO (Wagner) ($)	PEO (Hirsch) ($)	PEO (Bezdek) ($)			Total Shareholder Return ($)	Peer Group Total Shareholder Return (5) ($)
(a)	(b)	(b)	(b)	(c)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	10,144,526	784,856	811,528	11,663,467	3,676,677	3,703,349	3,678,754	5,439,929	13.27	84.06	(8.90)	217.40
2022	—	507,290	537,005	—	(74,354,147)	(74,324,432)	6,670,593	1,873,136	9.23	58.66	(32.80)	213.50
2021	—	879,104	891,681	—	(21,185,458)	(21,172,881)	688,283	(4,603,188)	64.71	104.58	(25.30)	229.60
2020	—	267,650,186	267,652,442	—	568,448,872	568,451,128	27,153,760	48,509,159	79.88	105.12	(293.60)	203.40
_______________________________________
(1)The dollar amounts reported in column (b) are the amounts of total compensation reported for Messrs. Wagner (our Interim Chief Executive Officer for 2023), Hirsch and Bezdek (our Co-Chief Executive Officers
for each of 2020, 2021, 2022 and 2023) for each applicable fiscal year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation–Summary Compensation Table.”
(2)The dollar amounts reported in column (c) represent the amount of CAP to Messrs.Wagner,  Hirsch and Bezdek, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Messrs. Wagner, Hirsch and Bezdek during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Messrs. Wagner, Hirsch and Bezdek for each year to determine the CAP:
Interim Chief Executive Officer – Mr. Wagner

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Pension Benefit Adjustments	Compensation Actually Paid to PEO ($)
2023	10,144,526	(9,632,100)	11,151,041	N/A	11,663,467
Co-Chief Executive Officer – Mr. Hirsch

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Pension Benefit Adjustments	Compensation Actually Paid to PEO ($)
2023	784,856	—	2,891,821	N/A	3,676,677
2022	507,290	—	(74,861,437)	N/A	(74,354,147)
2021	879,104	—	(22,064,562)	N/A	(21,185,458)
2020	267,650,186	(266,662,480)	567,461,166	N/A	568,448,872

Co-Chief Executive Officer – Mr. Bezdek

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Pension Benefit Adjustments	Compensation Actually Paid to PEO ($)
2023	811,528	—	2,891,821	N/A	3,703,349
2022	537,005	—	(74,861,437)	N/A	(74,324,432)
2021	891,681	—	(22,064,562)	N/A	(21,172,881)
2020	267,652,442	(266,662,480)	567,461,166	N/A	568,451,128
_____________________________
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and "Option Awards" column in the Summary Compensation Table for the applicable year.
(b)The amounts deducted or added in calculating the equity award adjustments for each of Messrs. Wagner, Hirsch and Bezdek are as follows:
  Interim Chief Executive Officer – Mr. Wagner

Year	Year End ASC 718 Fair Value of Unvested Equity Awards Granted in the Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End ($)	ASC 718 Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date ($)	Total Equity Award Adjustments ($)
2023	4,101,333	—	7,049,708	—	11,151,041
Co-Chief Executive Officer – Messrs. Hirsch and Bezdek

Year	Year End ASC 718 Fair Value of Unvested Equity Awards Granted in the Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End ($)	ASC 718 Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date ($)	Total Equity Award Adjustments ($)
2023	—	1,570,359	—	1,321,462	2,891,821
2022	—	(50,328,459)	—	(24,532,978)	(74,861,437)
2021	—	(21,620,649)	—	(443,913)	(22,064,562)
2020	155,265,312	—	412,195,854	—	567,461,166
(3)The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group (excluding Mr. Wagner, who has served as our Interim Chief Executive
Officer since April 2023, and Messrs. Hirsch and Bezdek, each of whom served as our Co-Chief Executive Officers from 2011 until April 2023) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Non-PEO NEOs (excluding Messrs. Wagner, Hirsch and Bezdek) included for purposes of calculating the average amounts in each applicable year are as follows:

(i)for 2023, Karsten Voermann, Romin Nabiey, Raj Beri and Bansi Nagji;
(ii)for 2022, Karsten Voermann, Raj Beri, Babak Azad and Romin Nabiey;
(iii)for 2021, Karsten Voermann, Babak Azad, Bansi Nagji, and Andrew Slutsky; and
(iv)for 2020, Bansi Nagji and Andrew Slutsky.
(4)The dollar amounts reported in column (e) represent the average amount of CAP to the Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average total compensation for the Non-PEO NEOs as a group for each year to determine the CAP, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments (a) ($)	Average Pension Benefit Adjustments	Average Compensation Actually Paid to Non- PEO NEOs ($)
2023	3,678,754	(2,933,681)	4,694,856	N/A	5,439,929
2022	6,670,593	(5,990,756)	1,193,299	N/A	1,873,136
2021	688,283	—	(5,291,471)	N/A	(4,603,188)
2020	27,153,760	(26,599,498)	47,954,897	N/A	48,509,159
(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End ASC 718 Fair Value of Unvested Equity Awards Granted in the Year ($)	Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End ($)	Average ASC 718 Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date ($)	Total Average Equity Award Adjustments ($)
2023	2,365,049	1,119,712	556,982	653,113	4,694,856
2022	4,323,653	(2,231,887)	544,761	(1,443,228)	1,193,299
2021	—	(5,148,912)	—	(142,559)	(5,291,471)
2020	43,866,686	1,134,576	2,300,723	652,913	47,954,897
(5)The dollar amounts reported in column (g) represent the cumulative peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Dow Jones Internet Services Index.
(6)The dollar amounts reported in column (h) represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(7)The dollar amounts reported in column (i) represent the amount of Adjusted EBITDA in the Company's audited financial statement for the applicable year.
Financial Performance Measures and Tabular List
For 2023, the CAP to our named executive officers consisted primarily of base salary, short-term incentive cash bonuses based on company and/or individual performance, one-time discretionary cash bonuses and time-vesting equity-based compensation, as applicable. The metrics that the Company uses for both our long-
term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The two performance measures listed below represent an unranked list of the “most important” performance measures that the Company used to align CAP to the NEOs for 2023 and company performance. While these financial measures are the most important measures the company used to align CAP to the NEOs for 2023 and company performance, additional financial and other measures were also used to align pay and performance, as further described in the  “Executive Compensation–Compensation
Discussion and Analysis” above.

•Adjusted EBITDA	•Adjusted Revenue

Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
The graph below illustrates the relationship between compensation actually paid to the Company’s PEOs, other Non-PEO NEOs, the cumulative TSR and the weighted peer group TSR of the Dow Jones Internet Services Index ("DJISVC") for the fiscal years ended December 31, 2020, 2021, 2022 and 2023. TSR amounts reported in the graph assume an initial fixed investment of $100 at the close of the market on September 23, 2020 through December 31, 2023, and that all dividends paid by companies included in the index have been reinvested. The DJISVC TSR is calculated in a similar manner as the Company’s TSR.

Compensation Actually Paid versus Total Shareholder Return
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$-
$(100,000,000)
$140
$120
$100
$80
$60
$40
$20
$-
$(20)
Total Shareholder Return
FY 2020
FY 2021
FY 2022
FY 2023
PEO Compensation Actually Paid (Wagner)
PEO Compensation Actually Paid (Hirsch)
PEO Compensation Actually Paid (Bezdek)
Non-PEO NEO Average Compensation Actually Paid
GoodRx Holdings, Inc. Class A Cumulative TSR
DJ Internet Service TSR

Compensation Actually Paid and Net Income
The graph below illustrates the relationship between compensation actually paid to the Company’s PEOs, other Non-PEO NEOs and the Company’s net income for the fiscal years ended December 31, 2020, 2021, 2022 and 2023.

Compensation Actually Paid versus Net Income
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$-
$(100,000,000)
$(350,000)
$(300,000)
$(250,000)
$(200,000)
$(150,000)
$(100,000)
$(50,000)
$-
$50,000
$100,000
Net Loss (dollars in thousands)
FY 2020
FY 2021
FY 2022
FY 2023
PEO Compensation Actually Paid (Wagner)
PEO Compensation Actually Paid (Hirsch)
PEO Compensation Actually Paid (Bezdek)
Non-PEO NEO Average Compensation Actually Paid
Net Income

Compensation Actually Paid and Adjusted EBITDA
The graph below illustrates the relationship between compensation actually paid to the Company’s PEOs, other Non-PEO NEOs and the Company’s Adjusted EBITDA for the fiscal years ended December 31, 2020, 2021, 2022 and 2023.

Compensation Actually Paid versus Adjusted EBITDA
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$-
$(100,000,000)
$(200,000,000)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$(100,000)
Adjusted EBITDA (dollars in thousands)
FY 2020
FY 2021
FY 2022
FY 2023
PEO Compensation Actually Paid (Wagner)
PEO Compensation Actually Paid (Hirsch)
PEO Compensation Actually Paid (Bezdek)
Non-PEO NEO Average Compensation Actually Paid
Adjusted EBITDA

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
As of December 31, 2023, the following securities were authorized for issuance under our equity compensation plans:

Plan category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities reflected in first column)
Equity compensation plans approved by security holders (1)					82,500,176	(2)
Class A Restricted Stock Units	25,591,468	(3)	—
Class B Restricted Stock Units	1,539,568	(4)	—
Options to Purchase Class A Common Stock	23,499,938	(5)	$7.04	(6)
Equity compensation plans not approved by security holders	—		—		—
Total	50,630,974		$7.04		82,500,176
_______________________________________
(1)Consists of the Fifth Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”), 2020 Incentive Award Plan (the “2020 Plan”), and the 2020 Employee
Stock Purchase Plan (the “ESPP”).
(2)Consists of 61,927,116 shares available for issuance under the 2020 Plan and 20,573,060 shares available for issuance under the ESPP.  With respect to the ESPP, this number does not include 158,828 shares that were subject to purchase during the purchase period ending on December 31, 2023, which shares were purchased on such date. The number of shares authorized under our 2020 Plan will increase on the first day of each calendar year beginning on January 1, 2021 and ending on and including January 1, 2030, equal to the lesser of (A) 5% of the shares of Class A Common Stock and Class B Common Stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares as determined by our Board, which may be issued as shares of Class A
Common Stock or Class B Common Stock. The number of shares authorized under our ESPP will increase on the first day of each calendar year beginning on
January 1, 2021 and ending on and including January 1, 2030, equal to the lesser of (A) 1% of the shares of Class A Common Stock and Class B Common Stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares as determined by Board.
(3)Consists of 25,591,468 outstanding Class A RSUs under the 2020 Plan.
(4)Consists of 1,539,568 outstanding Class B RSUs under the 2020 Plan.
(5)Consists of 5,650,282 outstanding options to purchase stock under the 2015 Plan and 17,849,656 outstanding options to purchase stock under the 2020 Plan.
Following the effectiveness of the 2020 Plan, no further grants were permitted to be made under the 2015 Plan, though existing awards remain outstanding.
(6)As of December 31, 2023, the weighted-average exercise price of outstanding options was $7.04.

DIRECTOR COMPENSATION
2023 Director Compensation Program
We maintain a non-employee director compensation program (the “Director Compensation Program”), which provides for annual retainer fees and long-term equity awards for certain of our non-employee directors, which currently include Julie
Bradley, Kelly J. Kennedy and Agnes Rey-Giraud (each, an “Eligible Director”).
The Director Compensation Program consists of the following components:
Cash Compensation
•Annual Retainer: $30,000
•Annual Committee Chair Retainer:
◦Audit: $20,000
◦Compensation: $15,000
◦Nominating and Corporate Governance: $9,000
◦Compliance: $9,000
•Annual Committee Member (Non-Chair) Retainer:
◦Audit: $8,000
◦Compensation: $7,000
◦Nominating and Corporate Governance: $4,000
◦Compliance: $4,000
Annual cash retainers will be paid in quarterly installments in arrears and will be pro-rated for any partial calendar quarter of service.
Equity Compensation
•Initial Grant: Each Eligible Director who is initially elected or appointed to serve on the board of directors will be granted a restricted stock unit award with a value of approximately $420,000 on the date on which such Eligible
Director is appointed or elected to serve on the Board. These initial grants will vest as to one-third of the shares underlying the grant on each of the first three anniversaries of the grant date, subject to such Eligible Director’s continued service through the applicable vesting date.
•Annual Grant: An Eligible Director who is serving on the Board as of the date of the annual meeting of the
Company’s stockholders each calendar year will be granted, on such annual meeting date, a restricted stock unit award with a value of approximately of $210,000. Each annual grant will vest in full on the earlier to occur of
(i) the one-year anniversary of the applicable grant date and (ii) the date of the next annual meeting following the grant date, subject to such Eligible Director’s continued service through the applicable vesting date.
In addition, each Initial Grant and Annual Grant will vest in full upon a change in control, other than a non-transactional change in control, of the Company (each as defined in the 2020 Plan).Compensation under our Director Compensation
Program is subject to the annual limits on non-employee director compensation set forth in the 2020 Plan.
Deferred Compensation Plan for Directors
In December 2023, the Board adopted a deferred compensation plan for non-employee directors (the “Deferred
Compensation Plan”), effective as of January 1, 2024, pursuant to which the non-employee directors of the Company are permitted to defer the payment of all or a portion of their annual cash retainers (including any cash retainers for service on a committee) earned and/or RSU awards granted under the Director Compensation Program, in accordance with the terms of the Deferred Compensation Plan.
Board Service Letter Agreements
In December 2023, we entered into a board service letter agreement with Ms. Kennedy in connection with the commencement of her service as a member of our Board, pursuant to which Ms. Kennedy was granted an initial RSU award with an aggregate target value of $420,000. The number of RSUs was determined by dividing the aggregate target value by the 30-calendar day average closing price for the Company’s Class A common stock through and including the date prior to the grant date. This initial award will vest as to one-third of the shares underlying the grant on each of the first three anniversaries of the grant date, subject to Ms. Kennedy’s continued service through the applicable vesting date.

Kosecoff Advisor Agreement
In connection with her resignation as a member of our Board, on July 6, 2023, we entered into an Advisor Agreement with
Dr. Kosecoff, pursuant to which she provides advisory services to our Board and our management from time to time, at our
Board's request. The advisor agreement will continue for an indefinite term and may be terminated by either party at any time and for any reason with at least 30 days' notice.  As consideration for her services as an advisor, we extended the post-
separation exercise period of her vested and exercisable non-qualified stock options to purchase up to 30,000 shares of the
Company's Class A common stock at an exercise price of $6.84 per share, to June 30, 2024.
Director Compensation Table
The following table sets forth information for 2023 regarding the compensation awarded to, earned by or paid to our non-
employee directors who served on our Board during 2023. Messrs. Hirsch and Bezdek, who served as our Co-Chief
Executive Officers during 2023, and continue to serve as employees of the Company, do not receive additional compensation for their service as directors, and therefore are not included in the director compensation table below. All compensation paid to Messrs. Hirsch and Bezdek is reported above in the “Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)		Total ($)
Christopher Adams	—	—	—		—
Julie Bradley	50,000	222,525	—		272,525
Dipanjan Deb	—	—	—		—
Adam Karol	—	—	—		—
Kelly J. Kennedy (2)	—	448,634	—		448,634
Jacqueline Kosecoff (3)	33,750	—	31,689	(4)	65,439
Stephen LeSieur	—	—	—		—
Gregory Mondre	—	—	—		—
Agnes Rey-Giraud	47,000	222,525	—		269,525
_______________________________________
(1)Amounts reflect the aggregate grant date fair value of RSUs granted in 2023, computed in accordance with the provisions of ASC Topic 718,
Compensation - Stock Compensation. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting and settlement of the RSUs. The assumptions that we used to calculate these amounts are discussed in Note 15 to our audited consolidated financial statements for the fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K filed with the SEC on February 29, 2024.
(2)Ms. Kennedy commenced service on our Board on December 21, 2023, and her compensation amount reflects the initial RSU award granted to her in connection with her appointment.
(3)Ms. Kosecoff terminated service on our Board on June 30, 2023, and her compensation amounts reflect her partial year of service.
(4)For Ms. Kosecoff, the amount reflects the incremental fair value of $31,689 resulting from a grant modification related to extension of the post-
termination exercise period for her vested options in connection with her departure from the Company.
The table below shows the aggregate numbers of shares of our Class A common stock subject to outstanding option awards
(exercisable and unexercisable) and/or unvested RSUs held as of December 31, 2023 by each non-employee director who was serving as of December 31, 2023.

Name	Options Outstanding at Year End (#)	RSUs Outstanding at Year End (#)
Christopher Adams	—	—
Julie Bradley	—	39,177
Dipanjan Deb	—	—
Adam Karol	—	—
Kelly J. Kennedy	—	69,448
Jacqueline Kosecoff (1)	30,000	—
Stephen LeSieur	—	—
Gregory Mondre	—	—
Agnes Rey-Giraud	222,185	39,177
_______________________________________
(1)Ms. Kosecoff’s service on our Board ended on June 30, 2023; however, in consideration of her ongoing services as an advisor, Ms. Kosecoff was granted an extension of the post-separation exercise period of her vested and exercisable non-qualified stock options to June 30, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Class A common stock and Class B common stock for:
•each person known by us to beneficially own more than 5% of our Class A common stock or our Class B common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 94,112,823 shares of Class
A common stock and 280,869,320 shares of Class B common stock outstanding as of April 8, 2024.
Each outstanding share of Class B common stock is convertible at any time at the option of the holder into one share of
Class A common stock. In addition, each share of Class B common stock will convert automatically into one share of Class A common stock upon any transfer, whether or not for value, except for certain permitted transfers described in our amended and restated certificate of incorporation, including transfers to family members, trusts solely for the benefit of the stockholder or their family members, and partnerships, corporations, and other entities exclusively owned by the stockholder or their family members, as well as affiliates, subject to certain exceptions. Once converted or transferred and converted into Class
A common stock, the Class B common stock may not be reissued. All the outstanding shares of our Class B common stock will convert automatically into shares of our Class A common stock upon the date that is the earlier of (i) seven years from the filing and effectiveness of our amended and restated certificate of incorporation in connection with our IPO, or
September 25, 2027, and (ii) the first date the aggregate number of outstanding shares of Class B common stock ceases to represent at least 10% of the aggregate number of outstanding shares of our common stock. Following such conversion, each share of Class A common stock will have one vote per share and the rights of the holders of all outstanding common stock will be identical. Once converted into Class A common stock, the Class B common stock may not be reissued.
Unless otherwise indicated, the address of all listed stockholders is 2701 Olympic Boulevard, West Building - Suite 200,
Santa Monica, California 90404. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of beneficial owner	Shares of Class A Common Stock			Shares of Class B Common Stock			Class A Common Stock Beneficially Owned (3)	Combined Voting Power (4)
5% Stockholders (excl. Named Executive Officers and Directors)	Number	Percentage	(1)	Number	Percentage	(2)	Percentage	Percentage
Entities affiliated with Silver Lake (5)	3,532,276	3.8%		125,995,332	44.9%		58.8%	43.5%
Entities affiliated with Francisco Partners (6)	—	—		70,078,184	25.0%		42.7%	24.1%
Idea Men, LLC (7)	—	—		50,164,171	17.9%		34.8%	17.3%
Entities affiliated with Spectrum(8)	—	—		29,905,133	10.6%		24.1%	10.3%
The Vanguard Group (9)	8,380,990	8.9%		—	—		8.9%	*
Ameriprise Financial, Inc. (10)	7,001,503	7.4%		—	—		7.4%	*
Rubric Capital Management LP (11)	5,872,806	6.2%		—	—		6.2%	*
Named Executive Officers and Directors
Christopher Adams	—	—		—	—		—	—
Raj Beri (12)	1,234,290	1.3%		—	—		1.3%	*
Trevor Bezdek (13)	5,138,890	5.5%		256,594	*		5.7%	*
Julie Bradley (14)	56,078	*		—	—		*	*
Dipanjan Deb	—	—		—	—		—	—
Douglas Hirsch (15)	5,138,890	5.5%		256,594	*		5.7%	*
Kelly J. Kennedy	—	—		—	—		—	—
Gregory Mondre	—	—		—	—		—	—
Romin Nabiey (16)	401,835	*		—	—		*	*
Bansi Nagji (17)	1,190,032	1.3%		—	—		1.3%	*
Agnes Rey-Giraud (18)	255,763	*		226,500	*		*	*
Karsten Voermann (19)	554,452	*		—	—		*	*
Scott Wagner (20)	3,367,085	3.5%		—	—		3.5%	*
All current executive officers and directors as a group (11 individuals) (21)	14,912,993	15.7%		739,688	*		16.5%	*
_______________________________________
*Less than one percent.
(1)The number and percentage of Class A shares beneficially owned by an individual or entity includes shares of Class A common stock subject to restricted stock units, options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 8, 2024, are considered outstanding Class A common stock, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
(2)The number and percentage of Class B shares beneficially owned by an individual or entity includes shares of Class B common stock subject to restricted stock units, options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 8, 2024, are considered outstanding Class B common stock, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
(3)Reflects beneficial ownership of Class A common stock as defined in Rule 13d-3(d)(1) of the Exchange Act, which is calculated based on 94,112,823 shares of our
Class A common stock outstanding as of April 8, 2024, as increased by (i) shares of Class B common stock, which are convertible into shares of Class A common stock on a one-to-one basis, held by the applicable individual or entity and (ii) shares of Class A common stock and Class B common stock subject to restricted stock units, options or other rights held by the applicable individual or entity that are currently exercisable or will become exercisable within 60 days of April 8, 2024.
Such shares underlying Class B common stock or subject to such restricted stock units, options or other rights are not considered outstanding for purposes of computing the percentage ownership of any other person.
(4)Percentage of “Combined Voting Power” represents voting power with respect to all outstanding shares of our Class A common stock and Class B common stock, as a single class, as of April 8, 2024. The holders of our Class B common stock are entitled to 10 votes per share, and holders of our Class A common stock are entitled to one vote per share.
(5)Based on a Schedule 13D filed with the SEC on June 1, 2021. Each of SLP Geology GP, L.L.C., as the general partner of SLP Geology Aggregator, L.P.; Silver Lake
Technology Associates V, L.P., as the managing member of SLP Geology GP, L.L.C.; SLTA V (GP), L.L.C., as the general partner of Silver Lake Technology
Associates V, L.P.; and Silver Lake Group, L.L.C., as the managing member of SLTA V (GP), L.L.C. may be deemed to have shared voting and dispositive power over 3,532,276 shares of Class A common stock and 125,995,332 shares of Class B common stock held by SLP Geology Aggregator, L.P. that are convertible into
Class A common stock. The address for each of the entities referenced above is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
(6)Based on a Schedule 13D/A filed with the SEC on March 8, 2024. Francisco Partners IV, L.P. has shared voting and dispositive power of 46,680,496 shares of Class
A common stock issuable upon the conversion of an equal number of shares of Class B common stock. Francisco Partners IV-A, L.P. has shared voting and dispositive power of 23,397,688 shares of Class A common stock issuable upon the conversion of an equal number of shares of Class B common stock. Francisco
Partners GP IV, L.P. is the general partner of each of Francisco Partners IV, L.P. and Francisco Partners IV-A, L.P. Francisco Partners GP IV Management Limited is
the general partner of Francisco Partners GP IV, L.P. Francisco Partners Management, L.P. serves as the investment manager for each of Francisco Partners IV,
L.P. and Francisco Partners IV-A, L.P. As a result, each of Francisco Partners Management, L.P., Francisco Partners GP IV Management Limited and Francisco
Partners GP IV, L.P. may be deemed to have shared voting and dispositive power over the shares of Class B common stock held by the entities they control. Voting and disposition decisions at Francisco Partners Management, L.P. with respect to the securities reported herein are made by an investment committee. Each member of the investment committee disclaims beneficial ownership of such securities. In addition, the above entities and individuals expressly disclaim beneficial ownership over any shares of Class A common stock that they may be deemed to beneficially own solely by reason of the Stockholders Agreement. The address for each of these entities is One Letterman Drive, Building C, Suite 410, San Francisco, CA 94129.
(7)Based on a Schedule 13D/A filed with the SEC on February 14, 2022 and information available to the Company. Idea Men, LLC has sole voting and dispositive power over 50,164,171 shares of Class A common stock issuable upon the conversion of an equal number of shares of Class B common stock. Scott Marlette,
Douglas Hirsch and Trevor Bezdek are the managing members of the Reporting Person. Each of the foregoing individuals disclaims beneficial ownership of the securities held by the Reporting Person. Each of these individuals disclaims beneficial ownership of any shares of the Class A common stock and Class B common stock held by Idea Men, LLC, except to the extent of their pecuniary interest. The address for Idea Men, LLC is 2644 30th St, Ste. 101, Santa Monica, CA 90405.
(8)Based on a Schedule 13D/A filed with the SEC on March 8, 2024. Spectrum Equity VII, L.P has share voting and dispositive power over 29,825,306 shares of Class
A common stock issuable upon the conversion of an equal number of shares of Class B common stock. Spectrum VII Investment Managers’ Fund, L.P. has shared voting and dispositive power over 51,051 shares of Class A common stock issuable upon the conversion of an equal number of shares of Class B common stock.

Spectrum VII Co-Investment Fund, L.P. is the beneficial owner of 28,776 shares of Class A common stock issuable upon the conversion of an equal number of shares of Class B common stock. Spectrum Equity Associates VII, L.P. is the general partner of Spectrum Equity VII, L.P., and as a result may be deemed to share beneficial ownership of the shares of Class A common stock beneficially owned by Spectrum Equity VII, L.P. SEA VII Management, LLC is the general partner of each of Spectrum VII Investment Managers’ Fund, L.P., Spectrum VII Co-Investment Fund, L.P. and Spectrum Equity Associates VII, L.P., and as a result may be deemed to share beneficial ownership of the shares of Class A common stock beneficially owned by the foregoing entities. Brion B. Applegate, Christopher T.
Mitchell, Victor E. Parker, Jr., Benjamin C. Spero, Ronan Cunningham, Peter T. Jensen, Stephen M. LeSieur, Brian Regan and Michael W. Farrell may be deemed to share voting and dispositive power over the securities reported. The address for each of these entities is 140 New Montgomery Street, 20th Floor, San Francisco,
CA 94105.
(9)Based on a Schedule 13G/A filed with the SEC on February 13, 2024. The Vanguard Group has shared voting power over 13,981 shares of Class A common stock, sole dispositive power over 8,290,298 shares of Class A common stock and shared dispositive power over 90,692 shares of Class A common stock. The address for
The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(10)Based on a Schedule 13G filed with the SEC on February 14, 2024. Ameriprise Financial, Inc. has shared voting power over 6,680,784 shares of Class A common stock and shared dispositive power over 7,001,503 shares of Class A common stock. Ameriprise Financial, Inc. is the parent company of Columbia Management
Investment Advisers, LLC, which has shared voting power over 6,680,784 shares of Class A common stock and shared dispositive power over 6,985,830 shares of
Class A Common Stock. The address for Ameriprise Financial, Inc. is 145 Ameriprise Financial Center, Minneapolis, MN 55474, and the address for Columbia
Management Investment Advisers, LLC is 290 Congress Street, Boston, MA 02210.
(11)Based on a Schedule 13G filed with the SEC on February 12, 2024. Each of Rubric Capital Management LP and David Rosen have shared voting power and shared dispositive power over 5,872,806 shares of Class A common stock. David Rosen is the Managing Member of Rubric Capital Management GP LLC, the general partner of Rubric Capital Management LP. The address of each of Rubric Capital Management LP and David Rosen is 155 East 44th St, Suite 1630, New York, NY
10017.
(12)Represents (i) 322,060 shares of Class A common stock and (ii) 912,230 shares of Class A common stock underlying options to purchase common stock that are currently exercisable or would be exercisable within 60 days of April 8, 2024.
(13)Represents (i) 5,138,890 shares of Class A common stock and (ii) 256,594 shares of Class B common stock that may be issuable upon vesting of time-based RSUs within 60 days of April 8, 2024.
(14)Represents (i) 56,078 shares of Class A common stock.
(15)Represents (i) 5,138,890 shares of Class A common stock and (ii) 256,594 shares of Class B common stock that may be issuable upon vesting of time-based RSUs within 60 days of April 8, 2024.
(16)Represents (i) 115,997 shares of Class A common stock, (ii) 270,570 shares of Class A common stock underlying options to purchase common stock that are currently exercisable or would be exercisable within 60 days of April 8, 2024 and (iii) 15,268 shares of Class A common stock which may be issuable upon vesting of time-based RSUs within 60 days of April 8, 2024.
(17)Represents (i) 248,366 shares of Class A common stock and (ii) 941,666 shares of Class A common stock underlying options to purchase common stock that are currently exercisable or would be exercisable within 60 days of April 8, 2024.
(18)Represents (i) 33,578 shares of Class A common stock, (ii) 226,500 shares of Class B common stock held by the ARG Family Legacy Trust #1, for which Ms. Rey-
Giraud serves as trustee and (iii) 222,185 shares of Class A common stock underlying options to purchase common stock that are currently exercisable or would be exercisable within 60 days of April 8, 2024.
(19)Represents (i) 211,952 shares of Class A common stock and (ii) 342,500 shares of Class A common stock underlying options to purchase common stock that are currently exercisable or would be exercisable within 60 days of April 8, 2024.
(20)Represents (i) 182,900 shares of Class A common stock, (ii) 3,113,593 shares of Class A common stock underlying options to purchase common stock that are currently exercisable or would be exercisable within 60 days of April 8, 2024 and (iii) 70,592 shares of Class A common stock which may be issuable upon vesting of time-based RSUs within 60 days of April 8, 2024.
(21)Represents, (a) for Class A common stock, (i) 10,878,285 shares of Class A common stock; (ii) 3,948,848 shares of Class A common stock underlying options to purchase common stock that are currently exercisable or would be exercisable within 60 days of April 8, 2024; and (iii) 85,860 shares of Class A common stock which may be issuable upon vesting of time-based RSUs within 60 days of April 8, 2024 and (b) for Class B common stock, (i) 226,500 shares of Class B common stock and (ii) 513,188 shares of Class B common stock which may be issuable upon vesting of time-based RSUs within 60 days of April 8, 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has, had or will have a direct or indirect material interest.
Under the policy, any potential related person transaction that is proposed to be entered into by the Company must be reported to our General Counsel by both the related person and the person at the Company responsible for such potential related person transaction. Our legal team is primarily responsible for the procedures implemented to obtain information with respect to potential related person transactions, and determining whether such transactions constitute related person transactions subject to the policy. If our legal team determines that a transaction or relationship constitutes a related person transaction subject to the policy, then our General Counsel is required to present to the Audit Committee each such proposed related person transaction. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent of the related person’s interest in the transaction and considerations under the Company’s Code of Business Conduct and Ethics. If advance Audit Committee approval of a related person transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chair of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit
Committee’s next regularly scheduled meeting. If a transaction was not initially recognized as a related person transaction, then upon such recognition, the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting. Management is responsible for updating the Audit Committee as to any material changes to any approved or ratified related person transaction and for providing a status report at least annually of all current related person transactions at a regularly scheduled meeting of the Audit Committee. No director may participate in approval of a related person transaction for which he or she is a related person.
The following includes a summary of transactions, arrangements and relationships since January 1, 2023, and any currently proposed transactions, arrangements and relationships, to which we were or are to be a participant, in which (i) the amount involved exceeded or will exceed $120,000 and (ii) any of our directors, executive officers and stockholders owning more than 5% of our outstanding Class A common stock or our Class B common stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us.

TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS
Registration Rights
In October 2018, we entered into an Amended and Restated Investor Rights Agreement with our Sponsor Stockholders, pursuant to which, among other things, we granted such stockholders certain registration rights in respect to the “registrable securities” held by them. Each of our Sponsor Stockholders, together with their respective affiliates, beneficially owns more than 5% of a class of our outstanding capital stock.
Under the Amended and Restated Investor Rights Agreement, “registrable securities” include, among others, (a) the shares of our Common Stock previously issued upon the conversion of shares of our redeemable convertible preferred stock, (b)
the shares of our Common Stock held or acquired by the applicable stockholders and (c) any shares of Common Stock issued as a dividend or other distribution to or in exchange for or in replacement of the shares referenced in clauses (a) and
(b). The registration of shares of our Common Stock pursuant to the exercise of these registration rights would enable the holders thereof to sell such shares without restriction under the Securities Act when the applicable registration statement is declared effective. Under the Amended and Restated Investor Rights Agreement, we will pay expenses relating to such registrations, including up to $50,000 of the reasonable fees and disbursements of one counsel for the participating stockholders, and the stockholders will pay, among other things, all underwriting discounts and commissions relating to the sale of their shares. The Amended and Restated Investor Rights Agreement also includes customary indemnification and procedural terms.
These registration rights terminate upon the earlier of (1) the closing of a deemed liquidation event, which includes (A)
certain mergers, reorganizations or consolidations, (B) the sale or other disposition of all or substantially all of our assets, and (C) any other transaction to which at least 50% of our voting securities or assets are transferred, or (2) as to any given holder of such registration rights, the date when all of the registrable securities of such holder, together with any registrable securities held by affiliates of such holder, can be sold without restriction under Rule 144 promulgated by the SEC under the
Securities Act.

The Amended and Restated Investor Rights Agreement was entered into prior to the initial adoption of our Related Person
Transaction Policy and Procedures described above.
Stockholders Agreements
In October 2018, we entered into an Amended and Restated Stockholders Agreement (the “2018 Stockholders Agreement”)
with the Sponsor Stockholders, Douglas Hirsch and Trevor Bezdek, our former Co-Chief Executive Officers and current
Chief Mission Officer and Chairman of the Board, respectively, and certain other parties party thereto. As a result of our IPO, most of the provisions set forth in the 2018 Stockholders Agreement that apply to us were terminated, including rights regarding the nomination, appointment and designation of members of our Board and Board committees, transfer restrictions, tag-along rights, drag-along rights, rights of first refusal and negative covenants. We continue to be required to maintain directors and officers indemnity insurance coverage reasonably satisfactory to the Board, indemnify and exculpate directors to the fullest extent permitted under applicable law and, at the request of any of the Sponsor Stockholders, enter into a voting agreement pursuant to which the parties will agree to vote in favor of any directors nominated by such parties, in each case, pursuant to the 2018 Stockholders Agreement.
In connection with our IPO, we entered into the Stockholders Agreement with our Sponsor Stockholders, pursuant to which, among other things, we granted such stockholders certain director designation rights and agreed to take all actions necessary and within our control to give effect to such director designation right provisions. The terms of the Stockholders
Agreement regarding director designation rights and voting for the election of directors are described above in the
“Corporate Governance” section under the header “Stockholders Agreement.” As of September 25, 2023, provisions in the
Stockholders Agreement limiting the parties' ability to sell or transfer any shares of common stock during the three-year period following our IPO lapsed.
Each of the 2018 Stockholders Agreement and the Stockholders Agreement was entered into prior to the initial adoption of our Related Person Transaction Policy and Procedures described above.
Repurchase Transactions
2023 Stock Purchase Agreement
On November 20, 2023 (the “2023 SPA Effective Date”), we entered into a Stock Purchase Agreement with the Spectrum
Stockholders, pursuant to which we agreed to repurchase 12,000,000 shares of our Class A common stock (after giving effect to the automatic conversion of the our Class B common stock to Class A common stock upon such repurchase) from the Spectrum Stockholders at a price of $5.47 per share, representing a discount from the Class A common stock’s closing share price of $5.76 as of the 2023 SPA Effective Date (the “Spectrum Repurchase”). The Spectrum Repurchase  was
approved by our Board and its Audit Committee as part of our then-existing authority to repurchase up to an aggregate of
$250.0 million of our Class A common stock through February 23, 2024. Closing of the Spectrum Repurchase occurred on
November 27, 2023 for an aggregate consideration of approximately $65.9 million, inclusive of direct costs and estimated excise taxes associated with the transaction.
2024 Stock Purchase Agreement
On March 6, 2024 (the “2024 SPA Effective Date”), we entered into two Stock Purchase Agreements, one with the Spectrum
Stockholders, and one with Francisco Partners Stockholders. Pursuant to such agreements, we agreed to repurchase
6,239,942 shares of our Class A common stock (after giving effect to the automatic conversion of our Class B common stock to Class A common stock upon such repurchase) from the Spectrum Stockholders and 14,622,366 shares of our Class A common stock (after giving effect to the automatic conversion of our Class B common stock to Class A common stock upon such repurchase) from the Francisco Partners Stockholders at a price of $7.19 per share, in each case, representing a discount from the Class A common stock's closing share price of $7.57 as of the Effective Date (the “Spectrum and
Francisco Partners Repurchase”). The Spectrum and Francisco Partners Repurchase was approved by our Board and its
Audit Committee as part of our existing authority to repurchase up to an aggregate of $450.0 million of our Class A common stock. Closing of the Spectrum and Francisco Partners Repurchase occurred on March 11, 2024 for an aggregate consideration of approximately $151.4 million, inclusive of direct costs and estimated excise taxes associated with the transaction.
Services Agreement
In October 2018, we entered into a services agreement with Silver Lake Management Company V, L.L.C. (“SLMC”). Under
the agreement, SLMC has provided from time to time, and may continue to provide, us and/or our affiliates, by and through itself and its affiliates, each as an independent contractor, certain monitoring, advisory and consulting services, among others.
Pursuant to the agreement, we also granted SLMC a non-exclusive license to use our trademarks and logos in connection with describing SLMC’s relationship with us. The amounts paid to SLMC and its affiliates under the agreement have not exceeded $120,000 since January 1, 2023.

This agreement was entered into prior to the initial adoption of our Related Person Transaction Policy and Procedures
described above.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Amended and Restated Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by the General Corporation Law of the State of Delaware.

OTHER MATTERS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the fiscal year ended December 31, 2023, the members of our Compensation Committee included Christopher
Adams, Jacqueline Kosecoff and Gregory Mondre. None of the members of our Compensation Committee is or has been an officer or employee of the Company. During the fiscal year ended December 31, 2023, no relationship required to be disclosed by the rules of the SEC existed aside from those identified herein.

STOCKHOLDERS’ PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025
Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit the proposal to our offices at
2701 Olympic Boulevard, West Building—Suite 200, Santa Monica, California 90404 in writing not later than December 27,
2024. However, if the date of the 2025 Annual Meeting changes by more than 30 days from the first anniversary of the date of the Annual Meeting, then such proposals must be received a reasonable time before we begin to print and send our proxy materials for the 2025 Annual Meeting. Any such proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Stockholders intending to present a proposal at the 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no earlier than February 6, 2025 and no later than March 8, 2025. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 60 days after June 6, 2025, then our Secretary must receive such written notice not earlier than the
120th day prior to the 2025 Annual Meeting and not later than the 90th day prior to the 2025 Annual Meeting or, if later, the
10th day following the day on which public disclosure of the date of the 2025 Annual Meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. In addition to satisfying the foregoing requirements under the Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS AT THE ANNUAL MEETING
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting of Stockholders is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
We intend to file a proxy statement and white proxy card with the SEC in connection with the solicitation of proxies for our
2025 Annual Meeting of our Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at
www.sec.gov.

GOODRX’S ANNUAL REPORT ON FORM 10-K
A copy of GoodRx’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of the close of business on April 8, 2024 without charge upon written request addressed to GoodRx
Holdings, Inc., Attention: Secretary, 2701 Olympic Boulevard Santa Monica, West Building - Suite 200, California
90404. A reasonable fee will be charged for copies of exhibits. You also may access our Annual Report on Form 10-
K for the fiscal year ended December 31, 2023 at investors.goodrx.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA
THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF
YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN
THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A
QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Trevor Bezdek
Chairman of the Board
Santa Monica, California
April 25, 2024

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GDRX2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V47053-P09419 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

GOODRX HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Douglas Hirsch
02) Kelly J. Kennedy
03) Agnes Rey-Giraud

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V47054-P09419

GOODRX HOLDINGS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
JUNE 6, 2024

The undersigned stockholder(s) hereby appoint(s) Trevor Bezdek, Scott Wagner and Karsten Voermann, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, upon the matters set forth on the reverse side of this ballot, all of the shares of Class A common stock and/or Class B common stock, as applicable, of GoodRx Holdings, Inc. (the "Company") that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m., Pacific Time on Thursday, June 6, 2024, which will be conducted via live webcast accessible at www.virtualshareholdermeeting.com/GDRX2024, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and (y) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED HEREIN AND "FOR" PROPOSALS 2 AND 3, IN EACH CASE, IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE BY TELEPHONE OR THE INTERNET.

Continued and to be signed on reverse side